________________________________________________________________________________
    As filed with the Securities and Exchange Commission on September 17, 1999


                          Registration No. 333-83693

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No.  2       [_]  Post-Effective Amendment No. ___

                       (Check appropriate box or boxes)
                    _______________________________________

               Exact Name of Registrant as Specified in Charter:

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                       (formerly MasterWorks Funds Inc.)
                        Area Code and Telephone Number:
                                (800) 643-9691

                    Address of Principal Executive Offices:
                               111 Center Street
                         Little Rock, Arkansas  72201
                       ________________________________

                    Name and Address of Agent for Service:
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                         Little Rock, Arkansas  72201

                                  Copies to:

                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                   2000 Pennsylvania Ave., N.W., Suite 5500
                            Washington, D.C.  20006

________________________________________________________________________________

No filing fee is due because the Registrant has previously filed an election pursuant to Rule 24f-2 to register an indefinite number of the Registrant's shares.

     The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8 (a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8 (a), may determine.

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                             CROSS-REFERENCE SHEET

                          Items Required by Form N-14
                          ---------------------------

Letter to Shareholders
----------------------

Notice of Special Meeting
-------------------------

PART A
------

Item No.  Prospectus Caption
--------  ------------------

   1      Cover Page
          Cross-Reference Sheet
          Front Cover Page of Combined Prospectus/Proxy Statement
   2      Table of Contents
   3      The Proposed Transaction
   4      The Proposed Transaction
          Description of the Agreement and Plan of Consolidation
   5      Information about the Funds
   6      Information about the Funds
   7      Voting Information
   8      Not Applicable
   9      Not Applicable

PART B
------

          Statement of Additional
Item No.  Information Caption
--------  -----------------------

   10     Cover Page
   11     Table of Contents
   12     Incorporation of Documents by Reference in
          Statement of Additional Information
          General Information
   13     Incorporation of Documents by Reference in
          Statement of Additional Information
          General Information
   14     Incorporation of Documents by Reference in
          Statement of Additional Information
          General Information
          Pro-Forma Financial Information
PART C
------
Item Nos.
---------
  15-17


THE FOLLOWING ITEMS ARE INCORPORATED BY REFERENCE:

      A) From Post-Effective Amendment No. 21 of Barclays Global Investors Funds, Inc, filed June 30, 1999 (SEC File No. 33-54126; 811-7332): The
          Prospectus
         and Statement of Additional Information dated July 1, 1999, describing the Bond Index Fund and the U.S. Treasury Allocation Fund;

     B) The audited financial statements and related independent auditors' reports for the Bond Index Fund and U.S. Government Allocation Fund of Barclays Global Investors Funds, Inc., and the Bond Index Master Portfolio and U.S. Government Allocation Master Portfolio of Master Investment Portfolio, contained in the Annual Reports for the fiscal period ended February 28, 1999, as filed with the SEC on April 26, 1999.

________________________________________________________________________________

                    IMPORTANT NOTICE:  Please vote using the
                   Enclosed Proxy Ballot as soon as possible.

           For your convenience, you may vote by calling Shareholder
       Communications Corp. ("SCC") toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m. (Pacific time).  You may
                 also vote by faxing the front and back of your
                     Proxy Ballot to SCC at 1-800-733-1885.

                 A confirmation of your telephonic or facsimile
                           vote will be sent to you.

________________________________________________________________________________

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                          Little Rock, Arkansas  72201

                              September 21, 1999

Dear Shareholder of the U.S. Treasury Allocation Fund:

          We are pleased to invite you to a Special Meeting of the Shareholders of the U.S. Treasury Allocation Fund (the "U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds") to be held on Monday, October 25, 1999. The Special Meeting is being held to consider a proposal to consolidate the U.S. Treasury Fund into the Bond Index Fund of BGI Funds. If the proposed consolidation is approved, you will receive shares of the Bond Index Fund equal in value to your shares of the U.S. Treasury Fund.

          The Board of Directors of BGI Funds unanimously recommends that you vote in favor of the proposal.

          This booklet describes the proposed consolidation and the Board of Directors' reasons for recommending approval. The booklet includes this cover letter, a formal notice, a Combined Prospectus/Proxy Statement and several exhibits. Please take the time to review all of the information before casting your vote. You may attend the Special Meeting in person or you may use the enclosed Proxy Ballot to cast your vote.

          You should weigh several considerations in particular:

 .    Reasons for the Proposed Consolidation

          The investment adviser to both the U.S. Treasury Fund and the Bond Index Fund is Barclays Global Fund Advisors ("BGFA"). BGFA has been primarily responsible for supervisory, overall management and reporting responsibilities, as well as responsible for the day-to-day portfolio management of the Funds. For various reasons that are described further in the Combined Prospectus/Proxy Statement, BGFA has advised the Board of Directors of BGI Funds that it does not believe that the U.S. Treasury Fund, with only $33 million in assets as of June 30, 1999, is viable on a long-term basis. As an alternative to liquidation, the proposed consolidation allows shareholders to continue to benefit from BGFA's day-to-day portfolio management services, in a similar fund with somewhat similar investment objectives and policies.

 .    Important Facts About The Funds and the Consolidation

          . Objectives and Policies--The investment objectives and policies of the Funds are somewhat similar, although there are some important differences that you should consider. The principal similarities and differences are described in the Combined Prospectus/Proxy Statement that is part of this booklet.
          . Access Arrangements--The shareholder servicing, transaction and other access arrangements are similar for both Funds.
          . Share Values--The total dollar value of shares you will receive in the Bond Index Fund will be equal to the total dollar value of your shares in the U.S. Treasury Fund.

          . Tax Considerations--Shareholders of the U.S. Treasury Fund who hold their shares in a taxable account will recognize a gain or loss for federal income tax purposes as a result of the consolidation.

          . Expenses--The total operating expense ratio of the Bond Index Fund is substantially lower than the total operating expense ratio of the U.S. Treasury Fund. Barclays Global Investors, N.A. will pay the expenses of the consolidation.

          Whether or not you attend the Special Meeting of Shareholders, you may vote by proxy in any of three ways:

          . By Mail--Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope;
          . By Phone--Call SCC toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m. (Pacific time); or
          . By Fax--Mark, sign, date and fax both sides of the enclosed Proxy Ballot to SCC at 1-800-733-1885.

          A confirmation of your telephonic or fax vote will be sent to you. Every vote is important to us.

          If you have any questions, please call BGI Funds at 1-888-204-3956.

                                        Very truly yours,


                                        Barclays Global Investors Funds, Inc.
                                        R. Greg Feltus
                                        President

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                          Little Rock, Arkansas  72201
                           Telephone:  1-888-204-3956

                 _____________________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         U.S. TREASURY ALLOCATION FUND

                        To Be Held on October 25, 1999

                 _____________________________________________

To the Shareholders of the U.S. Treasury Allocation Fund (the "U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds"):

          PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the U.S. Treasury Fund will be held on Monday, October 25, 1999, at 11:00 a.m. (Central time) at the principal office of BGI Funds, 111 Center Street, Little Rock, Arkansas 72201. The Special Meeting is being called for the following purposes:

          (1) To approve an Agreement and Plan of Consolidation (the "Plan") for the U.S. Treasury Fund and the transactions contemplated thereby, which include (a) the transfer of all of the assets of the U.S. Treasury Fund to the Bond Index of BGI Funds, and the assumption by the Bond Index Fund of all of the liabilities of the U.S. Treasury Fund, in exchange for shares of the Bond Index Fund; and (b) the distribution to shareholders of the U.S. Treasury Fund of the shares of the Bond Index Fund so received.

          (2) To transact such other business as may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

          The Board of Directors of BGI Funds has fixed the close of business on Friday, August 13, 1999, as the record date (the "Record Date") for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The Combined Prospectus/Proxy Statement contains further information regarding the meeting and the proposal. Even if you do not attend the Special Meeting in person, you may vote in any one of three ways:

          1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

          2. Vote by telephone by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481 Ext. 435 from 6:00 a.m. to 8:00 p.m.
(Pacific time) (a confirmation of your telephonic vote will be sent to you); or

          3. Mark, sign, date and fax the enclosed Proxy Ballot (both front and back) to SCC at 1-800-733-1885 (a confirmation of your facsimile vote will be sent to you).

          In order for the Plan to be approved, the holders of a majority of the U.S. Treasury Fund's shares outstanding on the Record Date must be present in person or by proxy. Therefore, your proxy is very important to us. Whether or not you plan to attend the meeting in person, please mark, sign, date and return the enclosed Proxy Ballot today, either in the enclosed postage-paid envelope or by telefacsimile (front and back) at 1-800-733-1885, or by calling toll-free at 1-800-733-8481 Ext. 435. Signed but unmarked Proxy Ballots will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                        By Order of the Board of Directors



                                        Richard H. Blank, Jr.
                                        Secretary
September 21, 1999


               ______________________________________________

                       YOUR VOTE IS VERY IMPORTANT TO US
                                  REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                       PLEASE VOTE BY MAIL, FACSIMILE OR
                           OR TELEPHONE IMMEDIATELY.

               ______________________________________________

                      COMBINED PROSPECTUS/PROXY STATEMENT

                               September 21, 1999

                     Barclays Global Investors Funds, Inc.
                               111 Center Street
                          Little Rock, Arkansas 72201
                           Telephone:  1-888-204-3956


          This Combined Prospectus/Proxy Statement is being furnished to shareholders of the U.S. Treasury Allocation Fund ("U.S. Treasury Fund") of Barclays Global Investors Funds, Inc. ("BGI Funds") in connection with the solicitation of proxies by the Board of Directors of BGI Funds, for a special meeting of Shareholders of the U.S. Treasury Fund (the "Special Meeting") to be held at the principal office of BGI Funds, 111 Center Street, Little Rock, Arkansas 72201, on Monday, October 25, 1999 beginning at 11:00 a.m. (Central time). The Special Meeting has been called to consider the following proposal, and to transact such other business as may properly come before the meeting.

     Proposal: To approve an Agreement and Plan of Consolidation (the "Plan"), between the U.S. Treasury Fund and the Bond Index Fund (collectively, the "Funds") of BGI Funds. The Plan provides for the transfer of the assets and liabilities of the U.S. Treasury Fund to the Bond Index Fund in exchange for shares of equal value of the Bond Index Fund (the "Consolidation"). As a result of the Consolidation, shareholders of the U.S. Treasury Fund will become shareholders of the Bond Index Fund.

          This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Bond Index Fund that prospective investors, including shareholders of the U.S. Treasury Fund, should know before investing. Additional information, incorporated by reference herein, is contained in a separate Statement of Additional Information, dated July 1, 1999, which has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling BGI Funds at 1-888-204-3956.

          The Prospectus for the U.S. Treasury Fund and the Bond Index Fund is incorporated by reference in this Combined Prospectus/Proxy Statement and accompanies this Combined Prospectus/Proxy Statement. The Prospectus also is available without charge by calling BGI Funds at 1-888-204-3956.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
I.   THE PROPOSED TRANSACTION - Item 3..................................................................     1
 .    Overview - Item 3(b)...............................................................................     1
 .    Comparison of Fees and Expenses - Item 3(a)........................................................     3
 .    Comparison of Investment Objectives, Policies and Restrictions - Item 3(b)(1)......................     4
 .    Comparison of Risks - Item 3(b)....................................................................     5
 .    Comparison of Advisory and Other Service Arrangements and Fees - Item 3(b)(2)......................     7
 .    Comparison of Purchase and Redemption Procedures and Other Considerations -
       Items 3(b)(3) and (4)............................................................................     8
 .    Comparison of Performance - Item 3(b)..............................................................     9
 .    A Discussion of Principal Risk Factors - Item 3(c).................................................    10

II.  DESCRIPTION OF THE AGREEMENT AND PLAN
       OF CONSOLIDATION - Item 4........................................................................    11
 .    Reasons for the Consolidation and Board Consideration - Item 4(a) and Item 4(a)(3).................    12
 .    Material Federal Income Tax Consequences - Item 4(a)(4)............................................    16
 .    Capitalization  - Item (4)(b)......................................................................    16

III. INFORMATION ABOUT THE FUNDS - Items 5 and 6 .......................................................    17
 .    Organization of BGI Funds .........................................................................    17
 .    Substantial Shareholders ..........................................................................    18
 .    Additional Information - Items 5(e), 5(f) and 6(b)(1) .............................................    19
 .    Items 5(a) and 6(a) are incorporated by reference to each Fund's Prospectus.
 .    Item 5(a) of Form N-1A is incorporated by reference into the U.S. Treasury Fund's
       Annual Report. See Exhibit B for Bond Index Fund.
 .    Items 5(b),5(c),5(d), 6(c) and 6(d) are not applicable.

IV.  VOTING INFORMATION - Item 7 .......................................................................    19
 .    Approval and Consummation of the Proposed Transaction .............................................    19
 .    Solicitation of Proxies and Payment of Expenses ...................................................    20

V.   INTEREST OF CERTAIN PERSONS AND EXPERTS - Item 8 ..................................................   N/A

VI.  ADDITIONAL INFORMATION REQUIRED FOR REOFFERING BY PERSONS
       DEEMED TO BE UNDERWRITERS - Item 9 ..............................................................   N/A

MISCELLANEOUS ..........................................................................................    20
 .    Other Business ....................................................................................    20
 .    Future Shareholder Proposals ......................................................................    21

EXHIBIT A - FORM OF AGREEMENT AND PLAN OF CONSOLIDATION

EXHIBIT B - MANAGEMENT'S DISCUSSION OF BOND INDEX FUND
            PERFORMANCE

APPENDIX  - FORM OF PROXY BALLOT

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                         Little Rock, Arkansas  72201
               _________________________________________________

                        SPECIAL MEETING OF SHAREHOLDERS

                         U.S. TREASURY ALLOCATION FUND

                       To Be Held on October 25, 1999

I. THE PROPOSED TRANSACTION

       Important information about the matter to be considered at the Special Meeting of Shareholders follows. This information is qualified by reference to the Exhibits at the end of this document.

Overview

       The Directors are seeking your approval of an Agreement and Plan of Consolidation, which contemplates that the Bond Index Fund of BGI Funds will acquire all of the assets of the U.S. Treasury Fund of BGI Funds and assume all of the liabilities of the U.S. Treasury Fund in exchange for shares of the Bond Index Fund. The shares of the Bond Index Fund received by the U.S. Treasury Fund will then be distributed to the U.S. Treasury Fund's shareholders and the U.S. Treasury Fund will be dissolved and liquidated.

       The Plan must be approved by a vote of a majority of the shareholders of the U.S. Treasury Fund. The Shareholder Meeting of the U.S. Treasury Fund shareholders is scheduled for Monday, October 25, 1999. The Consolidation, if approved, is expected to occur on or about Friday, October 29, 1999. For more information about the Plan, see "Description of the Agreement and Plan of Consolidation."

       As a result of the Consolidation, you will receive full and fractional shares of the Bond Index Fund equal in value to the shares of the U.S. Treasury Fund owned by you immediately prior to the transaction. No commissions or sales loads will be charged in connection with the Consolidation.

       Shareholders of the U.S. Treasury Fund whose shares are held in a taxable account will recognize a taxable gain or loss for federal income tax purposes. For each such shareholder, this gain or loss will be measured by the difference between their tax basis in the U.S. Treasury Fund shares and their net asset value at the closing date of the Consolidation ("Closing"). Shareholders who hold U.S. Treasury Fund shares in a tax-deferred retirement account will not recognize a taxable gain or loss as a result of the

Consolidation. See "Federal Income Tax Consequences" for additional information. You should separately consider any state tax consequences in consultation with your tax advisor.

       The U.S. Treasury Fund seeks to provide a high level of long-term total return, consisting of capital appreciation and current income, consistent with a reasonable level of risk, before fees and expenses. It attempts to improve on the markets' long-term risk-and-return tradeoff by shifting its investments among markets in response to changes in the investment environment. The U.S. Treasury Fund pursues this objective by investing all of its assets in the U.S. Treasury Allocation Master Portfolio (the "U.S. Treasury Master Portfolio") of Master Investment Portfolio ("MIP"), which has the same investment objective and policies as the Fund. The U.S. Treasury Master Portfolio invests directly in a portfolio of securities. This is sometimes called a "master-feeder structure."

       The Bond Index Fund seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of the U.S. market for issued and outstanding U.S. government and investment-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index ("LB Bond Index"). The Bond Index Fund pursues this objective by investing all of its assets in the Bond Index Master Portfolio of MIP, which has the same investment objective and policies as the Bond Index Fund. The Master Portfolio invests directly in a portfolio of securities. This is another example of a master-feeder structure.

       Although both Funds, through their respective Master Portfolios, invest primarily in fixed-income securities, there are differences in the types of fixed-income securities that the Funds generally purchase for investment. The U.S. Treasury Fund has a policy of investing, under normal market condition, at least 65% of its total assets in U.S. Treasury securities such as long-term U.S. Treasury Bonds, intermediate-term U.S. Treasury Notes and short-term U.S. Treasury Bills. In addition, the U.S. Treasury Fund may hold money market instruments for liquidity purposes. The Bond Index Fund invests, under normal market conditions, at least 90% of its total assets in securities representing the LB Bond Index. The LB Bond Index is composed of approximately 6,500 debt issues of fixed-income securities, including U.S. Government Securities and investment grade corporate bonds, each with an issue size of at least $150 million and a remaining time to maturity of one year or more. As a practical matter, the Bond Index Fund cannot hold each of the 6,500 securities included in the LB Bond Index. It can, however, substantially replicate the index's profile by holding U.S. Government obligations and corporate bonds in a similar proportion to the index.

       If the Consolidation is approved, the master-feeder structure of the U.S. Treasury Fund will be dissolved. The dissolution of the master-feeder structure does not require shareholder approval and is expected to occur shortly after the proposed Consolidation.

       The risk factors of investing in the Bond Index Fund are somewhat comparable to those of investing in the U.S. Treasury Fund. However, the Bond Index Fund will be subject to a greater degree of credit risk because the Bond Index Fund invests a portion of its assets in corporate bonds.

For a more detailed comparison of the Funds' risks see "Comparison of Risks."

Comparison of Fees and Expenses

       The following comparison is based on current information for the U.S. Treasury and Bond Index Funds. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses are deducted from Fund assets, which means you pay them indirectly.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                                                               Bond Index Fund
                                                                                 Pro Forma
                                             U.S. Treasury     Bond Index          (After
                                                 Fund             Fund         Consolidation)
                                                 ----             ----         --------------
Management Fees                                  0.30%           0.08%              0.08%
Other Expenses                                   0.40%           0.15%              0.15%
                                                 ----            ----               ----

Total Annual Fund Operating Expenses*            0.70%           0.23%              0.23%

_____________________________
* Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

       Total Annual Fund operating expenses for the Funds are based on amounts incurred during the most recent fiscal year.

the Funds (other than investment advisory fees, portfolio transaction expenses and administrative fees).

       Example of Expenses: The example below is intended to help you compare
       -------------------
each Fund's expenses with those of other mutual funds. Actual costs may vary. The example illustrates the expenses you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' expenses remain constant. The 5% annual return is hypothetical. It does not represent actual or expected performance.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                                     1 Year          3 Years          5 Years        10 Years
                                     ------          -------          -------        --------
U.S. Treasury Fund                    $72              $224             $390           $871
Bond Index Fund                       $24              $ 74             $130           $293
Bond Index Fund Pro Forma
  (after consolidation)               $24              $ 74             $130           $293

Comparison of Investment Objectives, Policies and Restrictions

       The investment objective, policies and strategies of the U.S. Treasury Fund are somewhat similar to those of the Bond Index Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. Below is a table comparing the investment objectives and key policies of the Funds.

-----------------------------------------------------------------------------------------
U.S. Treasury Fund                           Bond Index Fund
-----------------------------------------------------------------------------------------
Objective:  Seeks to achieve a high level    Objective:  Seeks to approximate as closely
of long-term total return, consisting of     as practicable, before fees and expenses,
capital appreciation and current income,     the total rate of return of the U.S.
consistent with reasonable risk.             markets for issued and outstanding U.S. and
                                             high-grade corporate bonds as measured by
                                             the LB Bond Index.
-----------------------------------------------------------------------------------------

In Pursuing its Objective:  The Fund         In Pursuing its Objective:  The Fund
allocates and reallocates its investments    invests substantially all of its assets in
among the three classes of U.S. Treasury     the LB Bond Index, which is composed of
debt securities, long-term bonds (Treasury   approximately 6,500 issues of fixed-income
obligations with maturities of at least      securities, including U.S. Government
twenty years from their issue date),         securities and investment grade corporate
intermediate-term notes (Treasury            bonds, each with an issue size of at least
obligations with maturities between          $150 million and a remaining maturity of
one and ten years from their issue date)     greater than one year.
and bonds and short-term bills (Treasury
obligations with maturities of one year
or less from thier issue date).
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
U.S. Treasury Fund                             Bond Index Fund
Key Investment Policies:                       Key Investment Policies:
----------------------------------------------------------------------------------------------
  .  The U.S. Treasury Fund invests at least   .  The Bond Index Fund invests at least 65%
     65% of its total assets in U.S. Treasury     of its total assets in bonds and debentures.
     securities, such as long-term bonds,
     intermediate-term Notes and bonds and     .  Securities are selected for investment
     short-term bills.                            by the Fund based on a mix of factors, such
                                                  as the relative proportion of such
  .  The U.S. Treasury Allocation Fund uses       securities in the LB Bond Index, credit
     an investment model to determine the         quality, issue sector, maturity structure,
     investment mix for the Fund (the             coupon rates and callability.
     "Model").
                                               .  The Bond Index Fund seeks to come within
  .  The Model concentrates its analysis on       95% of the total rate of return of the LB
     maturity classes of U.S. Treasury            Bond Index, before fees and expenses, in
     securities, combining:  (i) comprehensive    falling as well as rising markets.
     return data; (ii) statistically
     predictable variations from expected      .  BGFA, makes no attempt to apply
     returns; and (iii) information on how        economic, financial or market analysis when
     varying returns correlate.                   managing the Fund's portfolio.  BGFA
                                                  selects securities because they will help
  .  When the Model identifies potential          the Fund achieve returns corresponding to
     gains for the Fund, transaction costs        the LB Bond Index.
     help determine modifications in the
     Fund's investment allocation.  Barclays
     Global Fund Advisors ("BGFA"), the Fund's
     investment adviser, decides whether or
     not the cost of buying and selling
     securities outweighs the potential gains
     identified by the Model.
----------------------------------------------------------------------------------------------


       Investments in either the U.S. Treasury Fund or the Bond Index Fund discussed in this Combined Prospectus/Proxy Statement are not bank deposits or obligations of Barclays Global investors, N.A. ("BGI") or BGFA. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation or any other government agency.

Comparison of Risks


       Debt instruments are subject to credit risk and interest rate risk. Credit risk is the risk that issuers of the debt instruments may default on the payment of principal and/or interest. Interest-rate risk increases if changes in market interest rates adversely affect the value of the debt instruments. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. By investing in corporate bonds, the Bond Index Fund has greater exposure to credit risk than the U.S Treasury Fund. Both Funds are exposed to interest rate risk.

       Securities that are guaranteed by the U.S. Government, its agencies or instrumentalities, are subject to interest rate risk and the market value of these securities, upon which each Fund's daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumetalities where it is not obligated to do so.

       Market risk is the risk that the value of a bond or other security will be reduced by market activity. By investing in corporate bonds, the Bond Index Fund has greater market risk exposure than the U.S. Treasury Fund. Counter party risk is the risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation. Both Funds invest in repurchase agreements.


       Because the investment objective, policies and strategies of the Funds are somewhat similar, the overall level of investment risk would likewise be somewhat similar as a result of the Consolidation. For a more complete description of the Bond Index Fund's and the U.S. Treasury Fund's investment policies and restrictions, see the Funds' Prospectus and Statement of Additional Information.

Risks of investing in the Bond Index Fund

 .  value of the bonds in which the Fund invests may fall because of a rise in interest rates
 .  value of individual bonds may fall with the decline in a borrower's real or apparent ability to meet its financial obligations
 .  prices of bonds may fall in response to economic events or trends

 .  bonds that the Bond Index Fund's investment adviser selects may not match the performance of the market index
 .  requirements for cash balances may exert a drag on overall Bond Index Fund performance
 . issuer may be unable to make interest payments or repay principal on time and the bond could lose all of its value, or be renegotiated at a lower interest rate or principal amount
 .  no attempt is made to individually select bonds because the Bond Index Master
   Portfolio is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the LB Bond Index

Risks of investing in the U.S. Treasury Fund

 .  value of Treasury bonds may fall in response to economic events or trends

 . the U.S. Treasury Fund's investment allocation may not perform to expectations

 . requirements for cash balances may exert a drag on overall U.S. Treasury Fund performance

Comparison of Advisory and Other Service Arrangements and Fees

     The Funds have the same service providers. Upon completion of the Consolidation, these service providers will continue to serve the Funds in the capacities indicated below.

                                U.S. Treasury and Bond Index Funds
                                ----------------------------------
        Investment Adviser      BGFA (to the Master Portfolio)
        Distributor             Stephens, Inc. ("Stephens")
        Co-Administrators       Stephens, BGI
        Custodian               Investors Bank & Trust Company ("IBT")
        Transfer Agent          IBT
        Independent Auditors    KPMG LLP

       Investment Advisory Services. BGFA provides investment advisory services
       ----------------------------
to both Master Portfolios in which each Fund invests. The maximum advisory fee payable by each Master Portfolio is a monthly fee at an annual rate of 0.30% and 0.08% of the U.S. Treasury and Bond Index Master Portfolios' average daily net assets, respectively. BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of December 31, 1998, BGFA and its affiliates provided investment advisory services for approximately $615 billion of assets.

       Administrative Services. Stephens and BGI are the co-administrators for
       -----------------------
the Funds. Stephens and BGI provide the Funds with administrative services, including, among other things, general supervision of the Funds' non-investment operations, preparation of proxy statements and shareholder reports and general supervision of data completion in connection with preparing periodic reports to the Board of Directors and officers of BGI Funds. Stephens and BGI have agreed to assume all of the ordinary operating expenses of the Funds (other than investment advisory fees, portfolio transaction expenses and administrative fees). For these services and the assumption of expenses, Stephens and BGI are entitled to a monthly fee, in the aggregate, at the annual rate of 0.40% and 0.15% of the U.S. Treasury and Bond Index Funds' average daily net assets, respectively.

       Distribution and Shareholder Servicing Arrangements. Shares of the Funds
       ---------------------------------------------------
are distributed by Stephens, a full service broker-dealer, pursuant to a Distribution Agreement. For performing the services contemplated by the Distribution Agreement, Stephens does not receive compensation so long as it is entitled to receive compensation for providing co-administration services to the Funds.

       The Directors of BGI Funds also have approved Shareholder Servicing Plans for the Funds (the "Servicing Plans") pursuant to which they have entered into Shareholder Servicing Agreements. For these services, the U.S. Treasury Fund and Bond Index Fund may pay monthly fees equal to 0.20% and 0.07%, respectively, of the average daily net assets of the Funds represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") whichever is less. Stephens and BGI, as co-administrators, have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

Comparison of Purchase and Redemption Procedures and Other Considerations

       Sales Loads: The shares of the U. S Treasury and Bond Index Funds do not
       ------------
have a sales load. There are no sales charges on reinvested distributions for either Fund.

       Minimum Investments: Both Funds require a minimum initial investment
       -------------------
amount of $1 million from direct buyers, although the requirement may be waived under certain circumstances. Both Funds typically waive the minimum in connection with retirement, benefit and pension plans.

       Purchases: Both Funds' shares may be purchased by mail, by wire or by
       ----------
phone, directly from the Fund, through a brokerage account with an approved selling or shareholder servicing agent, through certain retirement, benefit and pension plans, or through certain packaged investment products. Both Funds process requests at net asset value on the same day if the request is proper and received before 1 p.m. (Pacific Time) on a business day. Shareholder servicing agents with Approved Bank Accounts may transmit orders for Fund shares on behalf of qualified buyers through the transfer agent.

       Redemptions: Investors may redeem their shares free of charge on any
       -----------
business day by mail or telephone. Redemption proceeds are calculated at the next determined net asset value after a proper request is received, and are remitted generally within seven days. Benefit, pension, retirement and similar plan investors usually have separate established withdrawal procedures. Proceeds may sent by check or credited to a designated account for certain investors.

       Exchanges: The Funds allow investors to exchange shares free of charge
       ---------
between BGI Funds. You can obtain a prospectus of the Fund for which you wish to exchange your shares by calling BGI Funds at 1-888-204-3956. The Funds may limit the number of times you may exchange shares if they believe doing so is in the best interest of other Fund shareholders. They may also modify or terminate this exchange privilege by giving 60 days' written notice.

       Dividends: Both Funds pay monthly dividends from net investment income
       ---------
and distribute capital gains, if any, at least annually. Each Fund allows shareholders to reinvest the dividends in the Fund or receive cash payments.

       Portfolio Management: Unlike traditional actively managed investment
       --------------------
funds, there is no single portfolio manager who makes investment decisions for the Funds. Instead, the Bond Index Fund tracks the LB Bond Index, and a team of investment professionals evaluate recommendations made by BGFA's mathematical models for the U.S. Treasury Fund.

Comparison of Performance

Total returns

       The bar chart and tables in this section provide some indication of the risks of investing in the Bond Index Fund as compared with investing in the U.S. Treasury Fund by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since inception. The average annual total return tables compare each Fund's average annual total return with the return of a broad-based index for one and five years, as well as since inception. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

US Treasury Allocation Fund*/Bond Index Fund**
[bar chart]
Year-By-Year Returns

------------------------------------------------------------------------------------------------
      BARS               BARS                BARS                BARS                BARS
------------------------------------------------------------------------------------------------
      1994               1995                1996                1997                1998
------------------------------------------------------------------------------------------------



* The U.S. Treasury Fund's year-to-date return as of June 30, 1999 was -0.36% ** The Bond Index Fund's year-to-date return as of June 30, 1999 was -2.80%

The highest quarterly return for the U.S. Treasury Fund since inception is 5.11% (2nd Q, 1995) and the lowest is -4.63% (1st Q, 1994).

The highest quarterly return for the Bond Index Fund since inception is 6.50% (2nd Q, 1995) and the lowest is -2.87% (1st Q, 1994).

Average Annual Total Returns
(as of December 31, 1998)

                                                      ------------------------------------------
                                                         One         Five       Since inception
                                                         year       years       (July 2, 1993*)
------------------------------------------------------------------------------------------------
U.S. Treasury Allocation Fund                            6.05%      5.04%           5.51%
------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Government/Corporate Bond           8.49%      6.45%           6.28%
   Intermediate Index*
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Bond Index Fund                                          9.34%      6.98%           6.77%
------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate                     9.47%      7.30%           7.19%
   Bond Index*
------------------------------------------------------------------------------------------------

*  Calculated from June 30, 1993.



       Additional information regarding the performance of the Bond Index Fund is contained in Exhibit B to this Combined Prospectus/Proxy Statement.

------------------------------------------------------------------------------------------------
                Portfolio Diversification as of June 30, 1999:
------------------------------------------------------------------------------------------------
U.S. Treasury Fund                                   Bond Index Fund
------------------------------------------------------------------------------------------------
U.S. Treasury Bonds      19%                         U.S. Treasury Bonds       16%
U.S. Treasury Notes      78%                         U.S. Treasury Notes       34%
U.S. Government Agencies  0%                         U.S. Government Agencies  14%
Corporate Bonds           0%                         Corporate Bonds           31%
Foreign Issuer Bonds      0%                         Foreign Issuer Bonds       2%
Cash                      3%                         Cash                       3%
------------------------------------------------------------------------------------------------

A Discussion of Principal Risk Factors

       In addition to the general risks of investing in the Funds, which are described above, the Funds share several specific risks.

Derivatives

       A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. The floating rate or variable rate bonds that the Funds may purchase are also considered derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

Year 2000 risk

       Most of the services provided to the Funds depend on the smooth functioning of computer systems. Any failure of these systems to adapt to the changes necessary from dates in the year 1999 to the year 2000 could hamper Fund operations and services. The Funds' principal service providers have informed BGFA that they are working on the changes necessary and they expect their systems to be ready in time. But there can be no assurance of success. Moreover, since the changes will affect virtually every organization, the companies or entities in which the Funds invest could also be negatively affected.



II.  DESCRIPTION OF THE AGREEMENT AND PLAN OF CONSOLIDATION

       The Plan provides that all of the assets of the U.S. Treasury Fund as of the Closing Date will be transferred to the Bond Index Fund, and that the Bond Index Fund will assume all of the liabilities of the U.S. Treasury Fund, in exchange for shares of the Bond Index Fund. The "Closing Date" is expected to be on or about October 29, 1999. A copy of the Plan is attached as Exhibit A to this Combined Prospectus/Proxy Statement.

       Promptly after the Closing Date, the U.S. Treasury Fund will distribute the shares of the Bond Index Fund received to the U.S. Treasury Fund's shareholders of record as of the close of business on the Closing Date. The shares of the Bond Index Fund that will be issued for distribution to the U.S. Treasury Fund's shareholders will be equal in value to the shares of the U.S. Treasury Fund held as of the Closing Date. BGI Funds will then take all necessary steps to terminate the qualification, registration and classification of the U.S. Treasury Fund. All issued and outstanding shares of the U.S. Treasury Fund will be cancelled on the U.S. Treasury Fund's books. Shares of the Bond Index Fund will be represented only by book entries; no share certificates will be issued unless expressly requested in writing. Certificates are not issued for fractional shares. All remaining organizational expenses of the U.S. Treasury Fund will be offset against the original shares of such Fund prior to consolidation.

       The consummation of the proposed Consolidation is subject to the satisfaction of a number of conditions set forth in the Plan, including approval by the shareholders of the U.S. Treasury Fund. The U.S. Treasury Fund may waive certain conditions at any time before or after approval of the Plan by the shareholders. The Plan also may be terminated and the Consolidation abandoned at any time by BGI Funds if any of the conditions precedent to the Closing are not satisfied.

       Shareholders of the U.S. Treasury Fund will have no dissenters' rights or appraisal rights. All shareholders of the U.S. Treasury Fund as of the Closing Date, including those that vote against the approval of the Plan and those that do not vote, will receive shares of the Bond Index Fund if the Consolidation is approved. All shareholders of the U.S. Treasury Fund have the right at any time up to the business day preceding the Closing Date to redeem their shares at net asset value according to the procedures set forth in the U.S. Treasury Fund's Prospectus. In addition, up until the business day preceding the Closing Date, shareholders of the U.S. Treasury Fund may exchange their shares for shares of other funds in the BGI Funds Family of Funds, in accordance with the exchange privilege described in the U.S. Treasury Fund's Prospectus.

Reasons for the Consolidation and Board Consideration

       The business and affairs of BGI Funds are managed under the direction of its Board of Directors. The Board unanimously voted to approve the Agreement and Plan of Consolidation at a meeting held on April 28, 1999. In considering the proposed Consolidation, the Board members were advised by Fund counsel and counsel to the disinterested directors, as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), as to their fiduciary duties under 1940 Act. Specifically, the Board members were advised that, pursuant to Rule 17a-8 under the 1940 Act, they would have to determine that the proposed transaction is in the "best interests" of each Fund's shareholders and that the interests of existing shareholders "will not be diluted as a result of its effecting the transaction."

     After considering various alternatives and relevant factors, the Board, including a majority of the disinterested directors, found, on behalf of the U.S. Treasury Fund, that participation in the Consolidation, as contemplated by the Plan, is in the best interests of the U.S. Treasury Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of the Consolidation. They made similar findings on behalf of the Bond Index Fund.

     Alternatives Considered by the Board of Directors. During its deliberations, the Board considered three alternatives to the proposed
Consolidation: (1) continuing the U.S. Treasury Fund in its present form; (2) merging the U.S. Treasury Fund into a different fund of BGI Funds; and (3) liquidating the U.S. Treasury Fund. The Board determined that the first alternative, continuing the U.S. Treasury Fund, was not a viable option because of the relatively small size of the U.S. Treasury Fund and because it has experienced net redemptions with little or no expectation of a material addition of assets in the near future, and also because it is being dropped by its most significant plan sponsor as an investment option. The Board dismissed the second alternative after determining that no other BGI Fund resembles the U.S. Treasury Fund as closely as the Bond Index Fund. The Board acknowledged that the third alternative, liquidation of the U.S. Treasury Fund, was a feasible alternative to the Consolidation. However, based on the factors discussed below, the Board concluded that, on balance, the Consolidation was a preferable alternative that would better serve shareholder interests.

     Factors Considered by the Board of Directors. As is discussed in greater detail below, the Board reviewed: (1) the future viability of the U.S. Treasury Fund; (2) the investment objective, policies, restrictions and risks of the U.S. Treasury Fund, their compatibility with those of the Bond Index Fund and the relative performance of the Funds; (3) the terms and conditions of the Consolidation, including those provisions that were intended to avoid dilution of shareholder interests; (4) the anticipated tax consequences of the Consolidation for the U.S. Treasury Fund and its shareholders; (5) the investment advisory and other fees paid by the Bond Index Fund and the historical and projected expense ratios of the Bond Index Fund as compared with those of the U.S. Treasury Fund, as well as the expected cost savings for shareholders of the U.S. Treasury Fund as a result of the Consolidation; and (6) the potential marketing and shareholder benefits obtained by having a combined fund. The Board also considered the relevant corresponding factors on behalf of the Bond Index Fund.

(1)  Future Viability of the U.S. Treasury Fund

     As noted above, the U.S. Treasury Fund is of a relatively small size. As of June 30, 1999, the U.S. Treasury Fund had approximately $33 million in net assets as compared to the Bond Index Fund that had approximately $117 million in net assets. The U.S. Treasury Fund has experienced net redemptions with little or no expectation of a material addition of assets in the near future. Therefore, the Board determined that the U.S. Treasury Fund's continued viability was in jeopardy.

     In comparing the possible liquidation of the U.S. Treasury Fund with the Consolidation, the Board noted that the Consolidation would trigger some repositioning of the U.S. Treasury Fund's portfolio through the sale of U.S. Treasury securities and the purchase of other fixed-income securities. A liquidation, of course, would involve the sale of 100% of the assets held by the U.S. Treasury Fund. In addition, implicit in the Board's approval of the Consolidation was the fact that shareholders of the U.S. Treasury Fund had determined to invest in the U.S. Treasury Fund so that BGFA, the Funds' investment adviser, would manage fixed income holdings for them. The Consolidation would permit such shareholders to remain so invested. The Board also noted that, if the U.S. Treasury Fund was liquidated, shareholders desiring to reestablish similar exposure to U. S. Treasury securities in a different fund, would, in all likelihood, have incurred various costs, perhaps even front-end sales loads. The Board determined that even with the costs of repositioning, it was in the best interests of the U.S. Treasury Fund shareholders to have the U.S. Treasury Fund consolidate into a somewhat similar investment product that would minimize disruption to their investment and be consistent with their desire to have BGFA manage fixed income assets for them. The Consolidation is, of course, subject to U.S. Treasury Fund shareholder approval and shareholders are, of course, free to redeem their shares up to the time of (and indeed any time after) the Consolidation, without paying any redemption fee or deferred sales charge.

(2)  Compatibility of Objectives, Policies, Restrictions and Risks of the Funds


     The Board considered that the investment objectives, policies and restrictions of the Funds are similar. Each Fund seeks to provide investors with current income, consistent with a reasonable level of risk, by investing primarily in fixed income securities. The U.S. Treasury Fund invests at least 65% of its total assets in U.S. Treasury securities. The Bond Index Fund has a policy of investing at least 65% of its total assets in bonds and debentures, and holds substantial Treasury securities. As of June 30, 1999, the Bond Index Fund held 50% of its total assets in U.S. Treasury securities (other holdings include government and corporate debt, debt of U.S. government agencies and a small amount of foreign bonds). In addition, the Board, on behalf of the Bond Index Fund shareholders, considered the positive impact of the Consolidation on its shareholders through strengthening the long-term viability of a combined fund.

     When evaluating the risks of the U.S. Treasury Fund as compared to the Bond Index Fund, the Board determined that the Consolidation would subject U.S. Treasury Fund shareholders to a greater degree of credit risk. The Bond Index Fund invests a portion of its assets in corporate debt obligations. This additional incremental credit risk, however, is mitigated by the Bond Index Fund's stated policy of purchasing only investment-grade bonds. The Board also considered that income from corporate debt obligations of the Bond Index Fund, unlike income from Treasury Securities, may be subject to state and local taxes. As of June 30, 1999, the Bond Index Fund held 31% of its total assets in corporate instruments.

(3)  Terms and Conditions of the Consolidation

     The Plan provides that all of the cash, investments and other assets of the U.S. Treasury Fund will be acquired by the Bond Index Fund in exchange for shares of the Bond Index Fund and the assumption by the Bond Index Fund of the liabilities of the U.S. Treasury Fund. At the closing, the Bond Index Fund will deliver to the U.S. Treasury Fund Bond Index Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the U.S. Treasury Fund. Following the delivery of the Bond Index Fund's shares to the U.S. Treasury Fund, the Bond Index Fund's shares will be distributed to the shareholders of the U.S. Treasury Fund pro rata in proportion to the number of U.S. Treasury Fund shares owned on the closing date and the U.S. Treasury Fund will be liquidated and dissolved.

     The terms and conditions of the Consolidation were considered by the Board on behalf of each Fund. The Board also considered that BGI would pay the expenses of the Consolidation out of its portion of the co-administration fees paid by the U.S. Treasury Fund and that shareholders of the Fund would not incur any additional costs as a result of the Consolidation. The Board concluded that U.S. Treasury Fund shareholders would receive equal value in shares of the Bond Index Fund for their shares of the U.S. Treasury Fund and that no dilution would occur as a result of the Consolidation.

(4)  Tax Considerations

     The Consolidation will not qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and the Funds will each not be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation.

     It is very important to note, as did the Board, that the U.S. Treasury Fund is sold almost exclusively through retirement plan sponsors to retirement plan investors, and that almost all of the shares issued by the U.S. Treasury Fund are held in tax-deferred retirement accounts. The Board also noted that, unlike some equity funds that have substantial unrealized appreciation, the U.S. Treasury Fund has little or no unrealized appreciation. The tax consequences of the Consolidation are, therefore, minimal.

(5)  Expense Ratios and Expense Savings

     The Board considered that the investment advisory and other fees paid by the Bond Index Fund, as well as the historical and projected expense ratios of the Bond Index Fund, are less than half of those of the U.S. Treasury Fund. Specifically, the U.S. Treasury Fund charges a management fee of 30 basis points, as well as another 40 basis points for other expenses. The Board compared this with the Bond Index Fund's management fee of 8 basis points and the 15 basis points charged for other expenses.

     The Board considered that shareholders of the U.S. Treasury Fund would benefit from the Bond Index Fund's significantly lower total expense ratio. The Board also determined that there would not be a significant difference between the cost of a consolidation or a liquidation, since either transaction would require a proxy statement.

(6)  Potential Marketing and Shareholder Benefits

The Board also considered the marketing and shareholder benefits likely to accrue to shareholders of the combined fund. Specifically, the Board determined that, due to the greater interest expressed by plan sponsors and shareholders for the Bond Index Fund as compared with the U.S. Treasury Fund, the combined Bond Index Fund would benefit from a greater potential for increased asset levels. The Board also considered that shareholders of the U.S. Treasury Fund will have access to the same features and service providers after the Consolidation as a shareholder of the Bond Index Fund.


       Based upon their evaluation of these factors, and in light of their fiduciary duties under federal and state law, the Boards have determined that the proposed Consolidation is in the best interests of the shareholders of the respective Funds and that the interests of the shareholders of the respective Funds will not be diluted as a result of the Consolidation.

       BGI Funds' Board of Directors unanimously recommends that shareholders vote FOR the Plan of Consolidation.
     ---

Material Federal Income Tax Consequences

       The applicants intend that the Consolidation will not qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and that the U.S. Treasury Fund and the Bond Index Fund will each not be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation. Accordingly, the Consolidation is expected to be a taxable event to the U.S. Treasury Fund and its shareholders with the exception of shareholders who hold shares in a tax deferred account. Effectively, for federal income tax purposes, the Consolidation will resemble a transaction in which a shareholder in the U.S. Treasury Fund sold his or her shares and purchased new shares in the Bond Index Fund.

       In anticipation of the Consolidation, the U.S. Treasury Fund expects to sell a substantial portion of its portfolio securities prior to the Closing. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by the Bond Index Fund. The gain from such sales, if any, will be distributed to the U.S. Treasury Fund's shareholders, and will be taxable to shareholders whose shares are held in taxable (i.e., non-retirement) accounts. In addition, shareholders of the U.S. Treasury Fund whose shares are held in taxable accounts generally will recognize a gain or loss, for federal income tax purposes, on the difference between the fair market value of the Bond Index Fund shares, as of the closing, received in the Consolidation and their federal income tax basis in their shares of the U.S. Treasury Fund. The federal income tax basis in shares of the Bond Index Fund received in the exchange by all U.S. Treasury Fund shareholders will be the fair market value of those shares as of the Closing and the holding period for such shares will begin the day following the Closing. Consummation of the Consolidation is subject to the condition that BGI Funds receive an opinion from Morrison & Foerster LLP substantially to the effect that the Consolidation will have the foregoing federal income tax consequences.

       BGI Funds has not sought a and will not seek ruling from the Internal Revenue Service ("IRS") regarding the federal income tax consequences of the Consolidation. The opinion of counsel described above is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders of the U.S. Treasury Fund are urged to consult with their own tax advisors concerning the potential tax consequences to them of the Consolidation, including foreign, state and local income tax consequences.

Capitalization

     The following table shows the capitalization of each Fund as of February 28, 1999, and the pro forma capitalization adjusted to give effect to the
Consolidation:

                                                                  Bond Index
                             U.S. Treasury                        Pro Forma
                                 Fund         Bond Index Fund     Combined*
                                 ----         ---------------     ---------
Net assets                     $35,338,195       $126,732,838     $162,071,033
Net asset value per share      $      9.38       $       9.73     $       9.73

Shares outstanding               3,768,853         13,021,489       16,656,838
Shares authorized              300 million        100 million      400 million

___________________

* The pro forma capitalization does not reflect expenses of either Fund in carrying out its obligations under the Plan.

     The Bond Index Fund's financial highlights can be found in its Prospectus, which accompanies and is incorporated by reference into this Combined Prospectus/Proxy Statement. The Bond Index Fund's financial statements are incorporated by reference in the Statement of Additional Information to this Combined Prospectus/Proxy Statement.

III. INFORMATION ABOUT THE FUNDS

Organization of BGI Funds

     BGI Funds is registered as open-end management investment companies under the 1940 Act. BGI Funds currently consists of 11 series of shares.

     BGI Funds is organized as a Maryland Corporation and is subject to the provisions of its respective Articles of Incorporation and By-Laws. BGI Funds was incorporated on October 15, 1992. Shares of each Fund have a par value of $.001 per share. The Bond Index Fund currently consists of 500 million shares. Shares of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law. Shares of the Funds have no preemptive rights and have only such conversion and exchange rights as the Board of Directors of BGI Funds may grant in its discretion. When issued for payment as described in their respective prospectuses, each Fund's shares are fully paid and non-assessable.

       Each share of the U.S. Treasury Fund and each share of the Bond Index Fund represents an equal proportionate interest in the Fund with other shares of the same class. Each share is entitled to cash dividends and distributions earned on such shares as may be declared in the discretion of the Board of Directors. Shares of the Bond Index Fund bear a pro rata portion of all operating expenses paid by the Fund.

Substantial Shareholders

       As of June 30, 1999,* the shareholders identified below were known by BGI Funds to own 5% or more of the U.S. Treasury Fund's outstanding shares in the following capacity:

                                                                                              Percentage
             Name and Address of Shareholder               Type of Ownership                   of Fund
             -------------------------------               -----------------                   -------
Merrill Lynch Pierce Fenner & Smith                              Record                         97.49%
Qualified Retirement Plan
265 Davidson Ave., 4th Floor
Somerset, NJ  08873

_____________
*As of the close of business on June 30, 1999, the officers and Directors of BGI Funds as a group beneficially owned less than 1% of the outstanding shares of BGI Funds.

       As of June 30, 1999,* the shareholders identified below were known by BGI Funds to own 5% or more of the Bond Index Fund's outstanding shares in the following capacity:

                                                                                              Percentage
             Name and Address of Shareholder               Type of Ownership                   of Fund
             -------------------------------               -----------------                   -------
Merrill Lynch Pierce Fenner & Smith TTEE                         Record                         45.99%
Qualified Retirement Plan
   265 Davidson Ave., 4th Floor
Somerset, NJ  08873
State Street Bank & Trust Co. TTEE                               Record                         36.49%
FBO American Bar Association Members
State Street Collective Trust
1 Heritage Drive
North Quincy, MA  02171
Wells Fargo Bank FBO                                             Record                         11.73%
Business Retirement Programs Omnibus Act
HF HAC 9139-027
P.O. Box 9800
Calabasas, CA  91372

____________
*As of the close of business on June 30, 1999, the officers and Directors of BGI Funds as a group beneficially owned less than 1% of the outstanding shares of BGI Funds.

Additional Information

       BGI Funds is subject to certain informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the Northeast Regional Office of the SEC at 7 World Trade Center, Suite 1300 New York, N.Y. 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or on the SEC's website at www.sec.gov.

IV.  VOTING INFORMATION

Approval and Consummation of the Proposed Transaction

       Only shareholders of record at the close of business on August 13, 1999, will be entitled to vote at the Special Meeting. On that date, 1,855,499 U.S. Treasury Fund shares were outstanding and entitled to be voted. The date of the first mailing of this Combined Prospectus/Proxy Statement to shareholders is approximately September 24, 1999.

       Shareholders holding more than one-third of the outstanding shares of the U.S. Treasury Fund at the close of business on the Record Date will be deemed sufficient to constitute a quorum for the transaction of business at the Special Meeting. Pursuant to Maryland law, the affirmative vote of the holders of a majority of the outstanding voting securities of the U.S. Treasury Fund, is required for approval of the Plan. If the U.S. Treasury Fund's shareholders do not approve the proposed Consolidation, BGI Funds' Board of Directors will consider what other alternatives would be in the shareholders' best interests, including possibly, approving a Plan of Liquidation.

       Any proxy which is properly executed and received in time to be voted at the Special Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of any instructions, such proxy will be voted in favor of the Plan. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to BGI Funds a written notice of revocation, (ii) by submitting to BGI Funds a subsequently executed proxy or (iii) by attending the Special Meeting and voting in person. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. For this reason, abstentions and broker non-votes will have the effect of a vote against the proposal.

       The duly appointed Proxies may, in their discretion, vote upon such other matters as properly may come before the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Consolidation. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In case any such adjournment is proposed, the duly appointed Proxies will vote those proxies which they are entitled to vote for the Plan in favor of adjournment, and will vote those proxies required to be voted against the Plan against adjournment.

Solicitation of Proxies and Payment of Expenses

       It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of BGI Funds also may solicit proxies by telephone, telegraph or personal interview. Shareholders may vote by (1) mail, by marking, signing, dating and returning the enclosed Proxy Ballot in the enclosed postage-paid envelope; (2) telephone, by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 435 from 6:00 a.m. to 8:00 p.m.
Pacific time; or (3) telefacsimile, by marking, signing, dating and faxing the enclosed Proxy Ballot to SCC at 1-800-733-1885. SCC has been retained by BGI Funds to assist in both the tabulation and solicitation of proxy votes for the Consolidation.

       The cost of soliciting proxies for the Special Meeting, consisting principally of printing and mailing expenses, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by BGI in its capacity as co-administrator. Shareholders of the U.S. Treasury Fund will not incur any additional expenses as a result of the Consolidation. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile or other electronic means by officers of BGI Funds, personnel of BGFA or Stephens, or an agent of BGI Funds, such as SCC.

MISCELLANEOUS

Other Business

       The Board of Directors of BGI Funds knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Consolidation, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Ballot.

Future Shareholder Proposals

       Pursuant to rules adopted by the SEC under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in BGI Fund's proxy statement and is subject to limitations under the 1934 Act. Because BGI Funds does not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.

                                   EXHIBIT A

                                    FORM OF
                                 AGREEMENT AND
                             PLAN OF CONSOLIDATION


                                    FOR THE

                         U.S. TREASURY ALLOCATION FUND

                                    AND THE

                                BOND INDEX FUND

                                      OF

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.


                               [         ], 1999

          This AGREEMENT AND PLAN OF CONSOLIDATION (the "Plan") is made as of
                                                         ----
this [___] day of [_______], 1999 by Barclays Global Investors Funds, Inc.

("BGIF"), a Maryland corporation, for itself and on behalf of the U.S. Treasury
------
Allocation Fund ("Treasury Fund") and the Bond Index Fund (together, the
                  -------------
"Funds"), each a portfolio of BGIF.
 -----

          WHEREAS, BGIF is an open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the
                                                             ---
Investment Company Act of 1940, as amended (the "1940 Act"); and
                                                 --------

          WHEREAS, the Treasury Fund pursues its investment objective by investing substantially all of its assets in the U.S. Treasury Master Portfolio of Master Investment Portfolio ("MIP") and the Bond Index Fund pursues its
                                 ---
investment objectively investing substantially all of its assets in the Bond Index Master Portfolio of MIP; and

          WHEREAS, BGIF desires that the assets and liabilities of the Treasury Fund as stated herein, be conveyed to and be acquired and assumed by, the Bond Index Fund, in exchange for shares of equal value of the Bond Index Fund which shall thereafter promptly be distributed to the shareholders of the Treasury Fund in connection with its liquidation as described in this Plan (the "Consolidation"); and
--------------

          WHEREAS, the parties intend that the Consolidation does not qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds will each not be a "party
                               ----
to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Consolidation.

          NOW, THEREFORE, in accordance with the terms and conditions described herein, the Funds shall be consolidated as follows:

          1.   Conveyance of Assets of Treasury Fund.
               -------------------------------------

          (a) At the Effective Time of the Consolidation, as defined in Section 7, all assets of every kind, and all interests, rights, privileges and powers of the Treasury Fund, subject to all liabilities of such Fund, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Consolidation, shall be transferred and conveyed by the Treasury Fund to the Bond Index Fund (as set forth below) and shall be accepted and assumed by the Bond Index Fund as more particularly set forth in this Plan, such that at and after the Effective Time of the Consolidation: (i) all assets of the Treasury Fund shall become and be the assets of the Bond Index Fund; and (ii) all liabilities of the Treasury Fund shall attach to the Bond Index Fund as aforesaid and may thenceforth be enforced against the Bond Index Fund to the same extent as if incurred by it.

          (b) At least fifteen (15) business days prior to the Effective Time of the Consolidation, the Treasury Fund shall provide the Bond Index Fund with a schedule of its securities and other assets and its known liabilities (the "Asset List"). The Bond Index Fund will simultaneously provide the Treasury
-----------
Fund with a copy of the current investment objective and policies applicable to the Bond Index Fund. The Treasury Fund reserves the right to sell any of the securities or other assets shown on the list Assets List of the Treasury Fund prior to the Effective Time of the Consolidation but will not, without the prior approval of the Bond Index Fund, acquire any additional securities other than securities which the Bond Index Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Effective Time of the Consolidation, the Bond Index Fund will advise the Treasury Fund of any investments of the Treasury Fund shown on the Assets List which the Bond Index Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the Treasury Fund holds any investments that the Bond Index Fund would not be permitted to hold under its stated investment objective or policies, the Treasury Fund, if requested by the Bond Index Fund, will dispose of such securities prior to the Effective Time of the Consolidation to the extent practicable. In addition, if it is determined that the portfolios of the Treasury Fund and the Bond Index Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Bond Index Fund is or will be subject with respect to such investments, the Treasury Fund, if requested by the Bond Index Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Consolidation.

          (c) The Treasury Fund will endeavor to discharge all of its known liabilities and obligations prior to the targeted closing date of the Consolidation, on or about October 29, 1999 (the "Closing Date").
                                                  ------------

          (d) Without limiting the generality of the foregoing, it is understood that the Treasury Fund assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by the Treasury Fund, and any deferred or prepaid expenses shown as an asset on the Treasury Fund's books, at the Effective Time of the Consolidation, and all goodwill, all other intangible property and all books and records belonging to the Treasury Fund.

          (e) The Treasury Fund assets shall be transferred and conveyed to the Bond Index Fund, as set forth below:

              (1) In exchange for the transfer of the Treasury Fund assets, the Bond Index Fund shall simultaneously issue to the Treasury Fund at the Effective Time of the Consolidation full and fractional shares of Common Stock in the Bond Index Fund having an aggregate net asset value equal to the net value of the Treasury Fund assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, the Bond Index Fund shall deliver to the Treasury
     Fund the number of shares, including fractional shares, determined by dividing the value of the assets of the Treasury
     Fund that are so conveyed and are attributable to the Bond Index
     Fund's shares, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one Bond
     Index Fund share that is to be delivered with respect thereto, computed in the manner and as of the time and date set forth in this Section.

              (2) The net asset value of shares to be delivered by the Bond Index Fund, and the net value of the Treasury Fund assets to be conveyed by the Treasury Fund, shall, in each case, be determined as of the Valuation Time specified in Section 3. The net asset value of shares of the Bond Index Funds shall be computed in the manner set forth in the Bond Index Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). In determining the value of the securities the
          ---------
     Treasury Fund to the Bond Index Fund, transferred by each security shall be priced in accordance with the pricing policies and procedures of the Bond Index Fund as described in its then current prospectus.

          2.  Liquidation of Treasury Fund.  At the Effective Time of the
              ----------------------------
Consolidation, the Treasury Fund shall make a liquidating distribution to its shareholders as follows. Shareholders of record of the Treasury Fund shall be credited with full and fractional shares of common stock that is issued by the Bond Index Fund in connection with the Consolidation with respect to the shares that are held of record by the shareholder. In addition, each shareholder of record of the Treasury Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Consolidation with respect to the shares of the Treasury Fund that are held by the shareholder at the Effective Time of the Consolidation. BGIF shall record on its books the ownership of the respective Bond Index Fund shares by the shareholders of record of the Treasury Fund (the "Transferor Record Holders").
                                                  -------------------------
All of the issued and outstanding shares of the Treasury Fund at the Effective Time of the Consolidation shall be redeemed and canceled on the books of BGIF at such time. After the Effective Time of the Consolidation, BGIF shall wind up the affairs of the Treasury Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings with respect to the Treasury Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Treasury Fund in accordance with the laws of the State of Maryland and other applicable requirements.

          3.  Valuation Time.  The Valuation Time for the Treasury Fund and the
              --------------
Bond Index Fund shall be a mutually agreed upon time on [___________], or such earlier or later date as may be determined by BGIF's duly authorized officers.

          4.  Certain Representations, Warranties and Agreements of BGIF.  BGIF,
              ----------------------------------------------------------
for itself and, where appropriate, on behalf of the Funds, represents and warrants to the following, such representations, warranties and agreements being made on behalf of each Fund on a several (and not joint, or joint and several) basis:

              (a) BGIF is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. BGIF is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

              (b) BGIF has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Plan.

              (c) The execution and delivery of the Plan have been duly authorized by the Board of Directors of BGIF, and executed and delivered by the duly authorized officers of BGIF, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate BGIF'S Restated Articles of Incorporation or By-Laws or any material agreement, obligation, decree or arrangement to which it is a party or by which it is bound. No other action by BGIF is necessary to authorize its officers to effectuate this Plan and the transactions contemplated herein.

              (d) BGIF has qualified, and will continue to qualify, as a regulated investment company under Part I of Subchapter M of the Code, and with respect to the Funds as operating prior to the Effective Time of the Consolidation, has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

              (e) BGIF has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

              (f) The N-14 Registration Statement and the Consolidation Proxy Materials, from their effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 7 and at the Effective Time of the Consolidation, insofar as they relate to BGIF (i) shall comply in all material respects with the provisions of the 1933 Act, the Exchange Act of 1934 and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

              (g) The shares of the Bond Index Fund to be issued and delivered to the Treasury Fund for the account of the shareholders of the Treasury Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Consolidation and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Bond Index Fund shall have any preemptive right of subscription or purchase in respect thereto.

              (h) All of the issued and outstanding shares of the Bond Index Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

              (i) BGIF shall operate its business in the ordinary course between the date hereof and the Effective Time of the Consolidation. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

              (j) At the Effective Time of the Consolidation, the Treasury Fund will have good and marketable title to its assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

          5.  Shareholder Action.  As soon as practicable after the effective
              ------------------
date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Consolidation and as a condition thereto, the Board of Directors of BGIF shall call, and BGIF shall hold, meeting(s) of the shareholders of the Treasury Fund for the purpose of considering and voting upon:

              (a) approval of this Plan and the transactions contemplated hereby; and

              (b) such other matters as may be determined by the Board of Directors of BGIF.

          6.  Regulatory Filings.  BGIF shall file a post-effective amendment
              ------------------
(the "N-1A Post-Effective Amendment") to its registration statement on Form N-1A
      -----------------------------
(File Nos. 33-54126; 811-7332) with the SEC, and the appropriate state securities commissions, as promptly as practicable so that the shares of the Bond Index Fund required to complete the Consolidation are registered under the 1933 Act, 1940 Act and applicable state securities laws. In addition, BGIF shall file an N-14 Registration Statement, which shall include the Consolidation Proxy Materials, with the SEC, and with the appropriate state securities commissions, in connection with the Treasury Fund shareholder approval referenced in Section 5 as promptly as practicable.

          7.  Effective Time of the Consolidation.  Delivery of the Treasury
              -----------------------------------
Fund assets and the shares of the Bond Index Fund to be issued pursuant to
Section 1 and the liquidation of the Treasury Fund pursuant to Section 2 shall occur on the day following the Valuation Time, whether or not such day is a business day, or on such other date, and at such place and time and date, as may be agreed to by each of the parties. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Consolidation."
                                         -----------------------------------
To the extent any Treasury Fund assets are, for any reason, not transferred at the Effective Time of the Consolidation, BGIF shall cause such Treasury Fund assets to be transferred in accordance with this Plan at the earliest practicable date thereafter.

          8.  Conditions to BGIF's Obligations.  The obligations of BGIF
              --------------------------------
hereunder shall be subject to the following conditions precedent:

              (a) BGIF shall have received a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, dated as of the Effective Time of the

                      Consolidation, to the effect that its representations and warranties made in this Plan are true and correct at and as of the Effective Time of the Consolidation, except as they may be affected by the transactions contemplated by this Plan.

              (b) BGIF shall have received an opinion of Morrison & Foerster LLP, counsel to BGIF, in form reasonably satisfactory to BGIF and dated the Effective Time of the Consolidation, substantially to the effect that (i) BGIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) this Plan has been duly authorized, executed and delivered by BGIF; (iii) the execution and delivery of this Plan did not, and the consummation of the transactions contemplated by this Plan will not, violate the Restated Articles of Incorporation or By-Laws of BGIF or any material contract known to such counsel to which BGIF is a party or by which it is bound. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to BGIF; (iv) the shares of the Bond Index Fund to be delivered to the Treasury Fund as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessible by BGIF; and (v) no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by BGIF of the transaction contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Consolidation. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to BGIF.

              (c) The Treasury Fund assets to be transferred to the Bond Index Fund under this Plan shall include no assets which the Bond Index Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

              (d) The Board of Directors of BGIF, including a majority of the "non-interested" Directors shall have determined that the Consolidation is in the best interest of each Fund and that the shares of existing shareholders of each Fund would not be diluted as a result of the Consolidation.

              (e) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BGIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Plan.

              (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

              (g) Prior to the Valuation Time, the Treasury Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable periods or years ending [_____________] and for the taxable periods from said date to and including the Effective Time of the Consolidation (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending [____________], and in the taxable periods from said date to and including the Effective Time of the Consolidation.

              (h) BGIF shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Consolidation.

              (i) BGIF shall have received a letter from KPMG LLP addressed to BGIF and MIP in a form reasonably satisfactory to them, and dated the Effective Time of the Consolidation, to the effect that on the basis of limited procedures agreed to by BGIF and described in such letter (but not an examination in accordance with generally accepted auditing standards): (i) the data used in the pro forma adjustment and calculation of the current and pro forma expense ratios of the Funds appearing in the N-14 Registration Statement and Consolidation Proxy Materials agree with underlying accounting records of the BGIF Fund or to written estimates provided by officers of BGIF having responsibility for financial and reporting matters and were found to be mathematically correct, and (ii) the calculation of the net value of the Treasury Fund assets and the net asset value of the Bond Index Fund shares, in each case as of the Valuation Time, was determined in accordance with the pricing policies and procedures of BGIF as described in its then current prospectus.

          9.   Further Assurances.  Subject to the terms and conditions herein
               ------------------
provided, BGIF shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Plan and under applicable law to consummate and make effective the transactions contemplated by this Plan, including without limitation, delivering and/or causing to be delivered each of the items required under this Plan as a condition to such obligations hereunder.

          10.  Survival of Representations and Warranties.  The representations
               ------------------------------------------
and warranties of BGIF set forth in this Plan shall survive the delivery of the Treasury Fund assets to the Bond Index Fund and the issuance of the shares of the Bond Index Fund at the Effective Time of the Consolidation.

          11.  Termination of Plan.  This Plan may be terminated by BGIF at, or
               -------------------
at any time prior to, the Effective Time of the Consolidation, by a majority vote of its Board of Directors/Trustees if the conditions set forth in Section 9 are not satisfied as specified in said section.

          12.  Governing Law.  This Plan and the transactions contemplated
               -------------
hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland.

          13.  Brokerage Fees and Expenses
               ---------------------------

          (a) BGIF, for itself and on behalf of the Funds, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          (b) Except as may be otherwise provided herein, the Treasury Fund shall be liable for its expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the transactions contemplated hereby are consummated. The expenses payable by the Treasury Fund hereunder are not limited to, but shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Consolidation; (ii) expenses associated with printing and mailing the Prospectus/Proxy Statement and soliciting proxies in connection with the meeting of shareholders of the Treasury Fund; (iii) all fees and expenses related to the liquidation of the Treasury Fund; (iv) fees and expenses of the Treasury Fund's custodian and transfer agent(s) incurred in connection with the Consolidation; and (v) any special pricing fees associated with the valuation of the Treasury Fund's portfolio on the Applicable Valuation Date. The expenses payable by the Bond Index Fund hereunder shall include (i) fees and expenses of its counsel and independent auditors incurred in connection with the Consolidation; (ii) expenses associated with preparing this Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Bond Index Fund Shares to be issued in the Consolidation; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, as are necessary under applicable state securities laws to qualify the Bond Index Fund shares to be issued in connection with the Consolidation; (iv) any fees and expenses of the Bond Index Fund's custodian and transfer agent(s) incurred in connection with the Consolidation; and (v) any special pricing fees associated with the valuation of the Bond Index Fund's portfolio on the applicable Valuation Date.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                  BARCLAYS GLOBAL INVESTORS FUNDS, INC.,
                                  on behalf of the U.S. Treasury Allocation Fund

ATTEST:

__________________________        By:____________________________________
R. Greg Feltus                    Richard H. Blank, Jr.
President                         Chief Operating Officer,
                                  Secretary and Treasurer


                                  BARCLAYS GLOBAL INVESTORS FUNDS, INC.,
                                  on behalf of the Bond Index Fund

ATTEST:

__________________________        By:____________________________________
R. Greg Feltus                    Richard H. Blank, Jr.
President                         Chief Operating Officer,
                                  Secretary and Treasurer

                                   EXHIBIT B


     This Exhibit reproduces in its entirety the discussion of Fund performance for shares from the Bond Index Fund's February 28, 1999, Annual Report. The discussion reviews some of the factors that affected the Fund's performance during this fiscal year and shows the performance of the Fund for various periods. The discussion has not been updated to reflect events occurring after February 28, 1999.

Bond Index Fund

     The BGI Funds Bond Index Fund (the "Fund") seeks to approximate as closely as practicable before fees and expenses the total rate of return of the U.S. markets for issued and outstanding U.S. and high-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index ("LB Bond Index").

Performance Summary


                                                       Average Annual
PERFORMANCE AS OF 2/28/99                                Total Return
---------------------------------------------------------------------
                                         One Year              6.24%
                                        Five Year              6.76%
            Since Inception Date (7/2/93-2/28/99)              6.21%

Average and total return represents the Bond Index Fund's average annual increase in value during the time periods noted above. These figures assume that dividends and capital gain distributions have been reinvested in the Fund at net asset value. The Fund's past performance is no guarantee of future results. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed.

A fund's "net asset value," or NAV, is the market value of one share of a fund. The Bond Index Fund's NAV remained the same at $9.73 on February 28, 1998, and February 28, 1999. "Net investment income" includes income from dividends and interest on the Fund's investments after management and administrative fees have been deducted. Cumulative dividends on net investment income were approximately $0.60 per share during this period. Of course, past performance is no guarantee of future results.

The Bond Index Fund tracks the Lehman Brothers Government/Corporate Bond Index. For the fiscal year that ended February 28, 1999, the Fund returned 6.24%, while the index returned 6.35% for the same period. The Fund's performance lagged slightly behind the performance of the index because administrative and management fees are deducted from the total return, and because a small percentage of the Fund's assets are invested in low-risk, low-return money market securities used to process transactions.

The Fund invests in the same proportions of the same securities that comprise the index it tracks. At the close of the fiscal year, the Fund had invested 54% of its assets in U.S. Treasury bonds, 33% in long-term corporate bonds, and 13% in U.S. agency securities.

The bond market fluctuated dramatically during the last fiscal year due to investors' uncertainty about the strength of the U.S. economy and the devaluation of the Russian ruble. Economic and political turmoil in foreign markets such as Brazil and Southeast Asia also contributed to the bond market's volatility.

During the second quarter of the fiscal year, the Bond Index Fund returned 2.73%. When Japan's economy started to weaken and riots erupted in Indonesia, bond investors looks to the U.S. market for safety and stability. The Bond Index Fund benefited from having more than half of its assets in U.S. Treasury securities, which performed better than other fixed-income securities. Although a strong economy can lead to increased inflation, which in turn can cause bond prices to drop, the bond market rallied as reports showed inflation remained at historically low levels in the U.S.

Interest rates dropped dramatically in the third quarter of the fiscal year, partially in response to Russia's devaluation of its currency and concerns that Brazil would default on its debt. These events created a renewed demand for high-quality U.S. investments. Even though the U.S. economy did not appear to be slowing down, the Federal Reserve Board reduced short-term interest rates from 5.5% to 5.25% to reassure investors that uncertainty in international markets would not affect the U.S. economy. The bond market rallied and the Bond Index Fund returned 5.05% for the third quarter of the fiscal year. The U.S.- government securities and high-quality corporate bonds in which the Fund was invested contributed to its strong performance during this period.

In the fourth quarter of the fiscal year, investors became more confident that foreign markets were beginning to stabilize. This increased confidence lessened the demand for safer, more secure investments, which resulted in lower returns on bond investments. Despite the Federal Reserve Board's lowering interest rates to 4.75%, U.S. Treasury security rates rose and the Bond Index Fund returned only .07% for the quarter.

The first two months of 1999 resulted in negative returns for bondholders. Inflation remained at record lows, the U.S. economy showed no signs of slowing down after last year's foreign-market shocks, and some investors were concerned that the Federal Reserve Board would raise interest rates in the immediate future. The potential for interest rate hikes and the decreased demand for U.S. Treasury market securities from international investors caused interest rates on these securities to rise in January and February 1999. In fact, February was the worst month for the performance of U.S. Treasury bonds since 1981. The Bond Index Fund returned -- 1.89% for the first two months of 1999.

The accompanying chart compares the performance of the BGI Funds Bond Index Fund shares since inception with the Lehman Brothers Government/Corporate Bond Index. The chart assumes a hypothetical $10,000 initial investment, reflects all operating expenses. The Lehman Brothers Government/Corporate Bond Index is composed of approximately 6,500 issues of fixed-income securities, including U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $150 million and a remaining maturity of greater than one year. The Fund is a professionally managed mutual fund. The index presented here does not incur expenses and is not available directly for investment. Had this Index incurred operating expenses, its performance would have been lower.

                          [INSERT PERFORMANCE CHART]

The Bond Index Fund is organized as a "feeder" fund in a "master-feeder" structure. Instead of investing directly in the individual securities in the portfolio, the feeder fund, which is offered to the public, holds interests in the net assets of the Master Portfolio. It is the Master Portfolio that actually invests in the individual securities. References to "the fund" are to the feeder fund or the Master Portfolio. Barclays Global Fund Advisors (BGFA) advises the Master Portfolio.

                      Statement of Additional Information
                           Dated September 21, 1999

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                       (formerly MasterWorks Funds Inc.)

                               111 Center Street
                         Little Rock, Arkansas  72201
                          Telephone:  1-888-204-3956


              October 25, 1999 Special Meeting of Shareholders of the U.S. Treasury Allocation Fund of Barclays Global Investor Funds, Inc.

       This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated the date hereof, for the Special Meeting of Shareholders of U.S. Treasury Allocation Fund to be held on October 25, 1999. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by writing or calling Barclays Global Investors Funds, Inc. ("BGI Funds") at the address or telephone number set forth above. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

Incorporation of Documents by Reference in Statement of Additional Information

       Further information about the U.S. Treasury Allocation Fund and Bond Index Fund is contained in and incorporated herein by reference to the Statement of Additional Information for the U.S. Treasury Allocation and Bond Index Fund, dated July 1, 1999.

       The audited financial statements and related Report of Independent Accountants for the year ended February 28, 1999 for the U.S. Treasury Allocation Fund and Bond Index Fund of BGI Funds, and the Bond Index Master Portfolio and U.S. Treasury Allocation Master Portfolio of Master Investment Portfolio, are incorporated herein by reference. No other parts of the annual report is incorporated herein by reference.

                               Table of Contents


General Information...........................................    3
Introductory Note to Pro Forma Financial Information..........    4

                              General Information

     The Consolidation contemplates the transfer of all of the assets and liabilities of the U.S. Treasury Allocation Fund to the Bond Index Fund in exchange for shares of the Bond Index Fund.

     The shares issued by the Bond Index Fund will have an aggregate value equal to the aggregate value of the shares of the U.S. Treasury Allocation Fund that were outstanding immediately before the Closing.

     After the transfer of their assets and liabilities in exchange for shares of the Bond Index Fund, BGI Funds will distribute the shares of the Bond Index Fund to the U.S. Treasury Allocation Fund shareholders in liquidation of that Fund. Each shareholder owning shares of the U.S. Treasury Allocation Fund at the Closing will receive shares of the of the Bond Index Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the Closing on shares of the U.S. Treasury Allocation Fund. BGI Funds will establish an account for each former shareholder of the U.S. Treasury Allocation Fund reflecting the appropriate number of Bond Index Fund shares distributed to the shareholder. These accounts will be substantially identical to the accounts maintained by BGI Funds for each shareholder. Upon completion of the consolidation with respect to the U.S. Treasury Allocation Fund, all outstanding shares of that Fund will have been redeemed and cancelled in exchange for shares of the Bond Index Fund distributed.

     For further information about the transaction, see the Combined Prospectus/Proxy Statement.

Introductory Note to Pro Forma Financial Information

     The following unaudited pro forma information gives effect to the proposed transfer of the assets and liabilities of the U.S. Treasury Allocation Fund to the Bond Index Fund, accounted for as if the transfer had occurred as of February 28, 1999. In addition, the pro forma combined statement has been prepared based upon the proposed fee and expense structure of the surviving combined Fund (i.e., Bond Index Fund).

     The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the U.S. Treasury Allocation Fund and Bond Index Fund included or incorporated herein by reference in this Statement of Additional Information. The combination of such Funds will be accounted for as a taxable consolidation.

Barclays Global Investors Funds, Inc.
Pro Forma Portfolio of Investments for Bond Index Fund and US Treasury Allocation Fund
Pro Forma 2/28/99 (unaudited)

                                             Bond Index Fund
Bond Index Fund US Treasury    Pro Forma       Pro Forma                                     Interest Maturity    Market
 Shares/Value   Shares/Value  Adjustment(b)   Shares/Value   Description                       Rate     Date       Value
--------------  ------------  ------------- ---------------- ------------------------------  -------- --------  -----------
                                                             AEROSPACE & DEFENSE-0.23%
1,000,000                                       1,000,000    Lockheed Martin Corp              6.85%   5/15/01   $1,020,841   0.63%
                                                                                                                -----------

                                                             AUTO PARTS & EQUIPMENT-0.23%
1,000,000                                       1,000,000    Goodyear Tire & Rubber Co         6.63%   12/1/06   $1,016,725   0.83%
                                                                                                                -----------

                                                             AUTOMOBILES-2.04%
3,500,000                                       3,500,000    Chrysler Corp                     7.45%    3/1/27   $3,854,197
  500,000                                         500,000    Ford Motor Co                     8.88     4/1/06      574,423
4,500,000                                       4,500,000    General Motors                    5.88     4/9/01    4,497,939
                                                                                                                -----------
                                                                                                                 $8,928,559   5.50%
                                                                                                                -----------
                                                             BANK & FINANCE-10.77%
  500,000                                         500,000    ABN Amro Bank NV                  7.30%   12/1/26  $   487,367
  500,000                                         500,000    African Development Bank          7.75   12/15/01      528,158
1,000,000                                       1,000,000    American General Finance          5.88     7/1/00    1,002,148
1,000,000                                       1,000,000    Associates Corp NA                6.95    11/1/18    1,030,566
2,500,000                                       2,500,000    Associates Corp NA                6.25    11/1/08    2,496,400
1,000,000                                       1,000,000    Bank Of New York Co                6.5    12/1/03    1,016,017
1,000,000                                       1,000,000    BankAmerica Corp                  6.25     4/1/08      993,326
1,000,000                                       1,000,000    CIT Group Holdings                6.63    8/15/05    1,024,901
1,000,000                                       1,000,000    Citigroup Inc                     7.88    5/15/25    1,096,128
1,000,000                                       1,000,000    Commercial Credit Corp             8.7    6/15/10    1,159,789
1,000,000                                       1,000,000    Diageo PLC                        6.13    8/15/05      999,590
1,000,000                                       1,000,000    Dresdner Bank AG                  6.63    9/15/05    1,012,754
2,000,000                                       2,000,000    Duke Energy Corp                     6    12/1/28    1,842,340
1,285,000                                       1,285,000    Financing Corp                     9.8     4/6/18    1,815,501
2,000,000                                       2,000,000    First Union Capital Corp          8.04    12/1/26    2,132,048
  500,000                                         500,000    First Union Corp                  6.63    7/15/05      509,332
5,400,000                                       5,400,000    Ford Motor Credit Co               6.5    2/28/02    6,473,240
1,000,000                                       1,000,000    General Motors Acceptance Corp    7.12     5/1/03    1,036,619
1,000,000                                       1,000,000    Household Finance Corp             6.7    6/15/02    1,022,044
4,000,000                                       4,000,000    Houston Lighting & Power Co        6.5    4/21/03    4,046,232
  450,000                                         450,000    Interamerica Development Bank      8.5    3/15/11      544,559
  200,000                                         200,000    Interamerica Development Bank      8.4     9/1/09      236,824
3,500,000                                       3,500,000    KFW International Finance         7.63    2/15/04    3,788,302
  250,000                                         250,000    KFW International Finance Inc        8    2/15/10      292,757
  500,000                                         500,000    Lehman Brothers Inc               9.88   10/15/00      524,357
1,000,000                                       1,000,000    Mellon Capital II                 7.99    1/15/27    1,064,589
3,000,000                                       3,000,000    Mellon Financial                     6     3/1/04    2,977,647
1,000,000                                       1,000,000    Merrill Lynch & Co Inc            6.38   10/15/08      992,643
  500,000                                         500,000    Skandinaviska Enskilda            6.88    2/15/09      507,669
1,500,000                                       1,500,000    U.S. West Capital Funding Inc     6.88    7/15/28    1,527,588
4,000,000                                       4,000,000    Westdeutsche NY                   6.05    1/15/09    3,903,004
                                                                                                                -----------
                                                                                                                $47,082,439  29.01%
                                                                                                                -----------
                                                             BEVERAGES-0.68%
1,500,000                                       1,500,000    Anheuser Busch                    9.00%   12/1/09   $1,856,070
1,000,000                                       1,000,000    Coca-Cola Enterprises                8    9/15/22    1,136,569
                                                                                                                -----------
                                                                                                                 $2,992,639   1.84%
                                                                                                                -----------

                                                          BROADCASTING-2.11%
2,000,000                                     2,000,000   Comcast Cable Communications         8.36%    5/1/07   $2,251,298
1,000,000                                     1,000,000   TCi Communications Inc               7.12    2/15/28    1,055,964
2,000,000                                     2,000,000   Time Warner Inc                      8.63     5/1/02    2,207,308
3,500,000                                     3,500,000   Viacom Inc                           7.75     6/1/08    3,727,129
                                                                                                                -----------
                                                                                                                 $9,241,899   5.69%
                                                                                                                -----------
                                                          CHEMICALS-0.36%
1,000,000                                     1,000,000   American Home Product                8.50%  10/15/02   $1,022,342
  500,000                                       500,000   Dow Chemical Co                      8.62     4/1/06      560,080
                                                                                                                -----------
                                                                                                                 $1,582,422   0.97%
                                                                                                                -----------
                                                          ELECTRONICS-1.10%
1,000,000                                     1,000,000   Raytheon Co                          7.38%   7/15/25   $  998,736
3,800,000                                     3,800,000   Raytheon Co                          5.95    3/15/01    3,813,042
                                                                                                                -----------
                                                                                                                 $4,811,778   2.96%
                                                                                                                -----------
                                                          ENERGY & RELATED-0.23%
1,000,000                                     1,000,000   Phillips 66 Capital Trust II         8.00%   1/15/37   $1,015,358   0.63%
                                                                                                                -----------
                                                          ENTERTAINMENT & LEISURE-1.68%
  500,000                                       500,000   Disney (Walt) Co                     8.75%   3/30/06   $  521,721
4,000,000                                     4,000,000   Disney (Walt) Co                     8.13   12/15/03    3,908,188
2,500,000                                     2,500,000   Time Warner Entertainment            8.38    3/15/23    2,912,433
                                                                                                                -----------
                                                                                                                 $7,342,342   4.52%
                                                                                                                -----------
                                                          FOOD & RELATED-0.25%
  500,000                                       500,000   Archer-Daniels-Midland Co            8.38%   4/15/17   $  594,860
  500,000                                       500,000   McDonald's Corp                      6.75    2/15/03      503,326
                                                                                                                -----------
                                                                                                                 $1,098,186   0.68%
                                                                                                                -----------
                                                          HEALTHCARE-0.24%
1,000,000                                     1,000,000   Baxter International Inc             7.83%  11/15/02   $1,053,751   0.65%
                                                                                                                -----------
                                                          INSURANCE-0.23%
1,000,000                                     1,000,000   Aetna Services Inc                   7.12%   8/15/06   $1,013,676   0.62%
                                                                                                                -----------
                                                          INVESTMENT BANKING & BROKERAGE-1.4%
4,000,000                                     4,000,000   Merrill Lynch & Co                   6.00%   2/17/09   $3,853,060
1,500,000                                     1,500,000   Morgan Stanley Group Inc              6.7     5/1/01    1,518,521
1,000,000                                     1,000,000   Salomon Inc                           8.5     3/1/00    1,005,831
                                                                                                                -----------
                                                                                                                 $6,377,412   3.93%
                                                                                                                -----------
                                                          MANUFACTURING-0.80%
  500,000                                       500,000   ICI Wilmington                       8.75%    5/1/01   $  518,644
3,000,000                                     3,000,000   Tyco Intl Group                      8.88    1/15/29    2,961,360
                                                                                                                -----------
                                                                                                                 $3,480,004   2.14%
                                                                                                                -----------
                                                          PHARMACEUTICALS-0.12%
  500,000                                       500,000   American Home Products               7.70%   2/15/00   $  510,552   0.31%
                                                                                                                -----------
                                                          PUBLIC ADMINISTRATION-1.30%
1,500,000                                     1,500,000   Northern State Power                 5.50%    3/1/28   $1,502,523
1,500,000                                     1,500,000   Saks Inc                              7.5    12/1/10    1,539,132
2,600,000                                     2,600,000   Tennessee Valley                     6.25   12/15/17    2,642,949
                                                                                                                -----------
                                                                                                                 $5,684,604   3.50%
                                                                                                                -----------
                                                          RETAIL & RELATED-0.78%
2,000,000                                     2,000,000   Walmart                              8.50%   9/15/24   $2,294,440
1,000,000                                     1,000,000   Walmart                              7.25     6/1/13    1,107,548
                                                                                                                -----------
                                                                                                                 $3,401,988   2.10%
                                                                                                                -----------
                                                          SERVICES-0.48%
2,000,000                                     2,000,000   Amoco Canada                         7.25%   12/1/02   $2,089,280   1.29%
                                                                                                                -----------
                                                          TELECOMMUNICATIONS-1.70%
  250,000                                       250,000   Bell Telephone Canada                9.50%  10/15/10   $  311,613
2,500,000                                     2,500,000   Motorola Inc                          7.5    5/15/25    2,698,100
  500,000                                       500,000   New York Telecom                        6    4/15/08      502,829
4,000,000                                     4,000,000   Sprint Cap Corp                      6.13   11/15/08    3,937,884
                                                                                                                -----------
                                                                                                                 $7,450,426   4.59%
                                                                                                                -----------
                                                          TRANSPORTATION-0.26%
1,000,000                                     1,000,000   Norfolk Southern Corp                7.80%   5/15/27   $1,126,231   0.69%
                                                                                                                -----------

                                             UTILITIES-0.83%
 1,500,000                    1,500,000      Central Power & Lighting Inc             7.50%     12/1/02       $ 1,577,964
 1,000,000                    1,000,000      Texas Utilities                          6.38       1/1/08           992,152
 1,000,000                    1,000,000      Virginia Electric & Power Co             7.38       7/1/02         1,047,271
                                                                                                              -----------
                                                                                                              $ 3,617,387     2.23%
                                                                                                              ===========

                                             FOREIGN GOV BONDS & NOTES^^-2.18%
 1,000,000                    1,000,000      British Columbia (Province of)           6.50%     1/15/26       $ 1,001,420
 2,000,000                    2,000,000      Hydro Quebec                             8.4       1/15/22         2,391,820
 1,200,000                    1,200,000      New Brunswick                            7.63      6/29/04         1,295,784
 3,300,000                    3,300,000      Ontario (Province of)                    7.75       6/4/02         3,493,347
   750,000                      750,000      Ontario (Province of)                    7.63      6/22/04           810,030
   500,000                      500,000      Victoria                                 8.45      10/1/01           532,053
                                                                                                              -----------
                                                                                                              $ 9,524,454     5.87%

                                             FEDERAL AGENCY-OTHER-0.12%
   500,000                      500,000      Tennessee Valley Authority               6.13%     7/15/03       $   508,281     0.31%
                                                                                                              -----------

                                             FEDERAL HOME LOAN BANK-2.15%
 1,000,000                    1,000,000      Federal Home Loan Bank                   5.50%     1/21/03       $   993,436
 1,500,000                    1,500,000      Federal Home Loan Bank                   5.4       1/15/03         1,485,102
   500,000                      500,000      Federal Home Loan Bank                   5.26      6/29/01           496,650
 5,500,000                    5,500,000      Federal Home Loan Bank                   5.02      2/11/02         5,432,900
 1,000,000                    1,000,000      Federal Home Loan Bank                   4.38     10/23/00           984,264
                                                                                                              -----------
                                                                                                              $ 9,392,352     5.79%
                                                                                                              -----------
                                             FEDERAL HOME LOAN MORTGAGE CORP-2.50%
   700,000                      700,000      Federal Home Loan Mortgage Corp          7.22%     5/17/05       $   713,976
 4,000,000                    4,000,000      Federal Home Loan Mortgage Corp          5.75      7/15/03         4,028,848
 3,000,000                    3,000,000      Federal Home Loan Mortgage Corp          5.25      2/16/01         2,986,389
 3,400,000                    3,400,000      Federal Home Loan Mortgage Corp.         5.13     10/15/08         3,207,720
                                                                                                              -----------
                                                                                                              $10,936,933     6.74%
                                                                                                              -----------
                                             FEDERAL NATIONAL MORTGAGE ASSOC-5.66%
   500,000                      500,000      Federal National Mortgage Assoc          7.55%     4/22/02       $   528,420
   500,000                      500,000      Federal National Mortgage Assoc          6.7       8/10/01           503,449
 1,000,000                    1,000,000      Federal National Mortgage Assoc          6.45      2/14/02         1,007,804
 1,500,000                    1,500,000      Federal National Mortgage Assoc          6.44      6/21/05         1,550,883
 5,000,000                    5,000,000      Federal National Mortgage Assoc          6.26      2/25/09         4,958,500
 5,700,000                    5,700,000      Federal National Mortgage Assoc          6.18      2/19/09         5,582,837
   400,000                      400,000      Federal National Mortgage Assoc          6.16     12/18/07           405,788
 1,000,000                    1,000,000      Federal National Mortgage Assoc          5.91      2/25/00         1,005,918
 1,000,000                    1,000,000      Federal National Mortgage Assoc          5.75      6/15/05         1,008,590
 2,000,000                    2,000,000      Federal National Mortgage Assoc          5.75      2/15/08         1,992,344
 4,500,000                    4,500,000      Federal National Mortgage Assoc          5.63      2/20/04         4,445,550
 1,000,000                    1,000,000      Federal National Mortgage Assoc          5.25      1/15/09           957,125
   500,000                      500,000      Federal National Mortgage Assoc          5.13      2/13/04           488,807
 1,000,000                    1,000,000      Federal National Mortgage Assoc          0.00       6/1/17           327,084
                                                                                                              -----------
                                                                                                              $24,763,099    15.26%
                                                                                                              -----------
                                             U.S. TREASURY BONDS-13.85%
 1,100,000                    1,100,000      U.S. Treasury Bonds                     12.00%     8/15/13       $ 1,604,625
 8,550,000                    8,550,000      U.S. Treasury Bonds                     11.25      2/15/15        13,407,468
 1,100,000                    1,100,000      U.S. Treasury Bonds                     10.38     11/15/12         1,453,032
 2,800,000                    2,800,000      U.S. Treasury Bonds                      9.13      5/15/09         3,250,626
   700,000                      700,000      U.S. Treasury Bonds                      9.13      5/15/18           963,594
 9,250,000                    9,250,000      U.S. Treasury Bonds                      8.13      8/15/19        11,744,613
 7,100,000                    7,100,000      U.S. Treasury Bonds                         8     11/15/21         8,999,250
 2,500,000                    2,500,000      U.S. Treasury Bonds                      7.88      2/15/21         3,118,750
 7,300,000                    7,300,000      U.S. Treasury Bonds                      7.63      2/15/25         9,077,097
   500,000                      500,000      U.S. Treasury Bonds                       7.5     11/15/16           591,719
   500,000                      500,000      U.S. Treasury Bonds                      7.25      5/15/16           577,657
 1,000,000                    1,000,000      U.S. Treasury Bonds                      7.12      2/15/23         1,165,625
 1,500,000                    1,500,000      U.S. Treasury Bonds                       6.5     11/15/26         1,645,782
 1,000,000     1,000,000      2,000,000      U.S. Treasury Bonds                      6.13     11/15/27         2,099,376
   900,000                      900,000      U.S. Treasury Bonds                       5.5      8/15/28           872,157
                                                                                                              -----------
                                                                                                              $60,571,371    37.32%
                                                                                                              -----------

                                                           U.S. TREASURY NOTES-35.38%
    500,000                                     500,000    U.S. Treasury Notes                                          5.63%
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.5
  2,300,000                                   2,300,000    U.S. Treasury Notes                                          7.88
  8,200,000                                   8,200,000    U.S. Treasury Notes                                          7.5
  1,300,000                                   1,300,000    U.S. Treasury Notes                                          7.5
 11,050,000                                  11,050,000    U.S. Treasury Notes                                          7.25
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          7.12
  9,200,000                                   9,200,000    U.S. Treasury Notes                                          7
  2,250,000                                   2,250,000    U.S. Treasury Notes                                          6.5
  1,400,000                                   1,400,000    U.S. Treasury Notes                                          6.5
  2,800,000                                   2,800,000    U.S. Treasury Notes                                          6.5
  1,400,000                                   1,400,000    U.S. Treasury Notes                                          6.5
 11,500,000                                  11,500,000    U.S. Treasury Notes                                          6.38
  4,700,000                                   4,700,000    U.S. Treasury Notes                                          6.38
  1,800,000                                   1,800,000    U.S. Treasury Notes                                          6.25
  2,800,000                                   2,800,000    U.S. Treasury Notes                                          6.25
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          6.25
 10,800,000                                  10,800,000    U.S. Treasury Notes                                          6.25
  1,200,000                                   1,200,000    U.S. Treasury Notes                                          6.13
  5,500,000                                   5,500,000    U.S. Treasury Notes                                          6.13
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.88
    850,000                                     850,000    U.S. Treasury Notes                                          5.88
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.88
  1,500,000                                   1,500,000    U.S. Treasury Notes                                          5.88
  1,600,000                                   1,600,000    U.S. Treasury Notes                                          5.75
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.75
 14,000,000                                  14,000,000    U.S. Treasury Notes                                          5.75
  2,100,000                                   2,100,000    U.S. Treasury Notes                                          5.63
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.63
    800,000                                     800,000    U.S. Treasury Notes                                          5.63
  4,900,000                                   4,900,000    U.S. Treasury Notes                                          5.5
  2,100,000                                   2,100,000    U.S. Treasury Notes                                          5.5
  1,000,000                                   1,000,000    U.S. Treasury Notes                                          5.13
 10,800,000                                  10,800,000    U.S. Treasury Notes                                          4.75
  5,500,000                                   5,500,000    U.S. Treasury Notes                                          4.63
 10,000,000                                  10,000,000    U.S. Treasury Notes                                          4.5
 10,000,000                                  10,000,000    U.S. Treasury Notes                                          4




                                                           CASH EQUIVALENTS-8.18%
  7,161,200         2,500          -2,500     7,161,200    Dreyfus Institutional Money Market Fund
 18,500,000     1,100,000      -1,100,000    18,500,000    Janus International Money Market Fund
  9,000,000                                   9,000,000    Merrimac Cash Fund-Premium Class



                                                           REPURCHASE AGREEMENTS-1.32%
  5,763,108                                   5,763,108    Morgan Stanley Triparty Repurchase
                                                           Agreement dated 2/26/99, due 3/1/99 with a
                                                           maturity value of $5,765,283 and an
                                                           effective yield of 4.53% collateralized by
                                                           U.S. Treasury Bonds with a rate of 9.875%, a
                                                           maturity of 11/15/15 and a market value of $5,875,689

                                                         U.S. TREASURY BONDS-1.30%
                  900,000                       900,000  U.S. Treasury Bonds                                            8.88%
                  300,000        -300,000             0  U.S. Treasury Bonds                                            8.13%
                1,250,000      -1,250,000             0  U.S. Treasury Bonds                                            7.63%
                1,200,000                     1,200,000  U.S. Treasury Bonds                                            7.25%
                1,000,000                     1,000,000  U.S. Treasury Bonds                                            6.88%




                                                         U.S. TREASURY BILLS-6.59%
               28,885,000     -28,885,000             0  U.S. Treasury Bills                                            4.25%
                   36,000         -36,000             0  U.S. Treasury Bills                                            4.80%




                                                         TOTAL MARKET VALUE FOR COMBINED FUND
                                                         Other Assets less Liabilities (a)
                                                         Pro Forma Adjustments to Other Assets and Liabilities (b)

                                                         Total Combined Investment in Master Portoflio



                             (a)  The Pro Forma adjustment reflects the portion of the underlying portfolio's net assets not owned by the Bond Index Fund.

                             (b)  The Pro Forma adjustment reflects securities of the U.S. Treasury Allocation Fund that will be sold prior to the Consolidation.

  4/30/00           $    502,969
  3/31/00              1,004,688
  8/15/01              2,440,875
 11/15/01              8,666,375
  2/15/05              1,438,938
  8/15/04             12,030,687
  2/29/00              1,020,000
  7/15/06             10,071,129
  5/31/01              2,312,579
  5/15/05              1,482,250
  8/15/05              2,965,376
 10/15/06              1,492,750
  3/31/01             11,773,124
  8/15/02              4,860,096
  5/31/00              1,824,750
 10/31/01              2,872,626
  1/31/02              1,027,500
  2/15/03             11,161,129
 12/31/01              1,228,500
  8/15/07              5,756,097
  6/30/00              1,009,375
 11/30/01                864,610
  2/15/04              1,025,625
 11/15/05              1,539,375
 11/30/02              1,624,501
  4/30/03              1,016,250
  8/15/03             14,236,249
 11/30/00              2,115,750
  2/28/01              1,009,063
  5/15/08                815,500
  5/31/00              4,922,971
  1/31/03              2,115,095
  8/31/00                999,688
 11/15/08             10,367,999
 12/31/00              5,448,438
  1/31/01              9,884,380
 10/31/00              9,815,630
                    ------------
                    $154,742,937   95.34%
                    ------------


                    $  7,163,700
                      19,600,000
                       9,000,000
                    ------------
                    $ 35,763,700   22.04%
                    ------------

                    $  5,763,108    3.55%





 2/15/19            $  1,219,219
 5/15/21                 383,906
11/15/22               1,533,986
 8/15/22               1,412,626
 8/15/25               1,144,375
                    ------------
                    $  5,694,112    3.51%
                    ------------


  4/1/99            $ 28,769,893
 5/13/99                  35,669
                    ------------
                    $ 28,805,562   17.75%
                    ------------

                    $436,828,708
                   -$306,098,183
                    $ 31,573,500
                    ------------
                    $162,304,025
                    ============

Barclays Global Investors Funds, Inc.
Pro Forma combined financial statements for the Bond Index/ U.S. Treasury Allocation Fund consolidation
Pro Forma as of 2/28/99 (unaudited)

STATEMENT OF ASSET AND LIABILITIES


                                                      U.S. Treasury        Pro Forma                               Bond Index Fund
                                                      Allocation Fund      Adjustment        Bond Index Fund      Pro Forma Combined
                                                      ---------------     -----------        ---------------      ------------------
ASSETS
Investments:
In corresponding Master Portfolio, at market value     $35,610,248                            $126,693,777           $162,304,025
Receivables:
Fund Shares sold                                            48,916                                 103,161                152,077
                                                       ------------                           -------------          -------------
Total Assets                                            35,659,164                             126,796,938            162,456,102
                                                       ------------                           -------------          -------------

LIABILITIES
Payables:
Capital Shares redeemed                                    313,853                                  42,268                356,121
Distribution to Shareholders                                 2,245                                   3,887                  6,132
Due to BGI and Stephens                                      4,871                                  17,945                 22,816
                                                       ------------                           -------------          -------------
Total Liabilities                                          320,969                                  64,100                385,069
                                                       ------------                           -------------          -------------

TOTAL NET ASSETS                                       $35,338,195                            $126,732,838           $162,071,033
                                                       ============                           =============          =============

Net assets consist of:
Paid in capital                                         39,334,374         (3,999,959)(a)      127,668,181            163,002,596
Undistributed net investment income                          3,780                                  19,349                 23,129
Undistributed net realized gain (loss) on investments   (3,705,319)         3,705,319 (a)          259,209                259,209
Net unrealized appreciation (depreciation) on
 investments                                              (294,640)           294,640 (a)       (1,213,901)            (1,213,901)
                                                       ------------       ------------        -------------          -------------

TOTAL NET ASSETS                                       $35,338,195        $         0         $126,732,838           $162,071,033
                                                       ============       ============        =============          =============

Net Assets                                             $35,338,195                            $126,732,838           $162,071,033
Shares Outstanding                                       3,768,853                              13,021,489             16,656,840
Net Asset value per share                                    $9.38                                   $9.73                  $9.73





(a) All securities will be merged into the Bond Index Fund with cost being equal to market value on the merger date, capital gains will be declared.


The accompanying notes are an integral part of these pro forma financial statements.

Barclays Global Investors Funds, Inc.
Pro Forma combined financial statements for the Bond Index/ U.S. Treasury Allocation Fund consolidation
Pro Forma for the Year Ended 2/28/99 (unaudited)

STATEMENT OF OPERATIONS


                                                                       US Treasury                                 Bond Index Fund
                                                                       Allocation      Bond Index    Pro Forma        Pro Forma
                                                                          Fund            Fund      Adjustment(a)      Combined
                                                                       ------------   ------------  -------------  ---------------
NET INVESTMENT INCOME ALLOCATED
FROM MASTER PORTFOLIO
Interest                                                                $2,300,666     $6,773,786      $      0       $9,074,452
Expenses (Note 2)                                                         (130,490)       (85,135)       95,213         (120,412)
                                                                       ------------   ------------  -------------  ---------------
Net Investmet Income (Loss) Allocated from Master Portfolio              2,170,176      6,688,651        95,213        8,954,040
                                                                       ------------   ------------  -------------  ---------------

EXPENSES
Administration Fees (Note 3)                                              (173,856)      (159,900)      107,983         (225,773)
                                                                       ------------   ------------  -------------  ---------------
Total Expenses                                                            (173,856)      (159,900)      107,983         (225,773)
                                                                       ------------   ------------  -------------  ---------------

NET INVESTMENT INCOME (LOSS)                                             1,996,320      6,528,751       203,196        8,728,267
                                                                       ------------   ------------  -------------  ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ALLOCATED FROM MASTER PORTFOLIO
Net realized gain (loss) on sale of investments                            450,904        416,912           -            867,816
Net change in unrealized appreciation (depreciation) of investments       (417,682)    (1,350,936)          -         (1,768,618)
                                                                       ------------   ------------  -------------  ---------------
Net Gain (Loss) on Investments                                              33,222       (934,024)          -           (900,802)
                                                                       ------------   ------------  -------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                            $2,029,542     $5,594,727      $203,196       $7,827,465

    (a) Pro Forma adjustment made to show what the expenses would have been based on the combined net assets of the Funds for the year ended 2/28/99.



Tha accompanying notes are an intergral part of these pro forma financial statements.

                               Consolidation of
                Bond Index Fund & U.S. Treasury Allocation Fund

         Notes to Pro Forma Combining Financial Statements (unaudited)



1.   Basis of Consolidation

     Barclays Global Investors Funds, Inc. (the "Company"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series investment company. The Company commenced operations on July 2, 1993, and currently offers eleven Funds.

     The unaudited Pro Forma Combining Statement of Assets and Liabilities assumes the consolidation described in the next paragraph occurred as of February 28, 1999, and the Combining Statement of Operations for the year ended February 28, 1999 assumes the exchange occurred as of March 1, 1999. These statement have been derived from the books and records utilized in calculating daily net asset value of each Fund at February 28, 1999 and for the twelve-month period then ended.

     The Pro Forma financial statements give effect to the proposed consolidation of the assets and stated liabilities of the U.S. Treasury
     Allocation Fund in exchange for shares of the Bond Index Fund.   Certain
     securities held by the U.S. Treasury Allocation Fund will be sold prior to the consolidation date, with the remaining securities being transferred to the surviving Bond Index Fund on the consolidation date.

     The Pro Forma financial statements do not reflect the expenses of the Funds in carrying out their obligations under the proposed Agreement and Plan of Consolidation, which are not considered to be material. The costs of the consolidation will be paid by Barclays Global Investors, N.A. out of the co-administration fees paid by the U.S. Treasury Allocation Fund. The Funds will not incur any additional expenses as a result of the consolidation.

     The unaudited Pro Forma Combining Financial Statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

2. This expense is allocated down from the Master Portfolio and is the advisory fees paid at the rate of 0.08% of the Bond Index Fund's average daily net assets. With the consolidation of the two Funds an adjustment was made to the projected number to reflect what the advisory fee would have been for one year based on the combined average net assets of both portfolios multiplied by the 0.08% advisory fee.

3. This expense is a Fund level expense (not accrued at Master Portfolio) and is the unified administration expense which is accrued at 0.15% of the Bond Index Fund's average daily net assets. With the consolidation of the two funds an adjustment was made to the projected number to reflect what the administration expense would have been for one year based on the combined average daily net assets of both Funds multiplied by the 0.15% administration fee.

                                   FORM N-14


                          PART C-- OTHER INFORMATION


                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                               111 Center Street
                         Little Rock, Arkansas  72201
                          Telephone:  1-888-204-3956

Item 15.  Indemnification.
          ---------------

Under the terms of the Maryland Corporation Law and the Restated Articles of Incorporation and By-Laws of Barclays Global Investors Funds, Inc. ("BGI Funds"), incorporated by reference as Exhibits (1) and (2) hereto, provides for the indemnification of BGI Funds' directors and employees. Item 27. The following paragraphs of Article VIII of BGI Funds' Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
      (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the

      Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 16.  Exhibits.
          --------

     All references to the "Registration Statement" in the following list of Exhibits refer to BGI Funds' Registration Statement on Form N-1A (File Nos. 33-54126; 811-7332).

Exhibit Number      Description
(1)(a)              Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to Post-Effective Amendment No. 11, filed December 1, 1995.

(2)                 By-Laws, incorporated by reference to Post-Effective Amendment No. 8, filed
                    June 27, 1995.

(3)                 Not Applicable.

(4)                 Agreement and Plan of Consolidation, filed herewith as Exhibit A to the
                    Combined Prospectus/Proxy Statement.

(5)                 Not Applicable.

(6)                 Not Applicable.

(7)                 Amended and Restated Distribution Agreement with Stephens Inc. on behalf of the Funds, dated February 16, 1996, incorporated by reference to
                    Post-Effective Amendment No. 13, filed June 28, 1996.

(8)                 Not Applicable.

(9)                 Custody Agreement with Investors Bank & Trust Company on behalf of the
                    Funds, dated October 21, 1996, incorporated by reference to Post-Effective
                    Amendment No. 22, filed July 30, 1999.

Exhibit Number      Description
(10)                Distribution Plan dated October 28, 1998, on behalf of the Asset
                    Allocation, Institutional Money Market, LifePath 2000, LifePath 2010,
                    LifePath 2020, LifePath 2030 and LifePath 2040 Funds, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(11)                Opinion and Consent of Morrison & Foerster LLP, filed herewith.

(12)                See Item 17(3) of this Part C.

(13)(a)             Transfer Agency and Service Agreement with Investors Bank & Trust Company on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.

(13)(b)             Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for
                    the Funds, dated February 1, 1994, as amended October 29, 1998, incorporated by reference to Post-Effective Amendment No. 18, filed
                    November 20, 1998.

(13)(c)             Co-Administration Agreement with Stephens Inc. and Barclays Global
                    Investors, N.A. on behalf of the Funds, dated October 21, 1996, as amended on June 11, 1998, incorporated by reference to Post-Effective Amendment No.
                    22, filed July 30, 1999.

(13)(d)             Sub-Administration Agreement by and among Barclays Global Investors, N.A.
                    and Investors Bank & Trust Company on behalf of the Funds, dated October
                    21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.

(13)(e)             Service Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998

(13)(f)             Financial Services Agreement with Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.

14                  Consent of Independent Auditors -KPMG LLP, filed herewith.

15                  Not Applicable

Exhibit Number      Description
16                  Powers of Attorney for Jack S. Euphrat, R. Greg Feltus, Thomas S. Goho, W.
                    Rodney Hughes and J. Tucker Morse, incorporated by reference to
                    Post-Effective Amendment No. 14, filed June 30, 1997.

17(a) Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940, dated October 28, 1998, is incorporated by reference to Post-Effective Amendment No.
                    22, filed on July 30, 1999.

17(b)               Forms of Proxy Ballot, filed herewith.

17(c)(i)            Prospectus and Statement of Additional Information for U.S. Treasury
                    Allocation Fund and Bond Index Fund, dated July 1, 1999, filed herewith.

17(c)(ii)           Annual Reports for U.S. Treasury Allocation Fund and Bond Index Fund for
                    the fiscal year ended February 28, 1999, filed on April 26, 1999.

Item 17.  Undertakings.
          ------------

          (1) BGI Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 16th day of September, 1999.

                                BARCLAYS GLOBAL INVESTORS FUNDS, INC.


                                By /s/ Richard H. Blank, Jr.
                                   -------------------------------
                                   Richard H. Blank, Jr.
                                   Secretary and Treasurer
                                   (Principal Financial Officer)

      Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

Signature                       Title
---------                       -------

            *
------------------------------  Director, Chairman and President  9/16/99
   (R. Greg Feltus)             (Principal Executive Officer)

/s/ Richard H. Blank, Jr.
------------------------------  Secretary and Treasurer           9/16/99
   (Richard H. Blank, Jr.)      (Principal Financial Officer)

            *
------------------------------  Director                          9/16/99
   (Jack S. Euphrat)

            *
------------------------------  Director                          9/16/99
   (W. Rodney Hughes)


*By: /s/ Richard H. Blank, Jr.
     -------------------------
     Richard H. Blank, Jr.
     As Attorney-in-Fact
     September 16, 1999

                     BARCLAYS GLOBAL INVESTORS FUNDS, INC.
                              N-14 Exhibit Index


Exhibit Number                         Description
--------------                         -----------

  99.11             Opinion and Consent of Morrison & Foerster LLP

  99.14             Consent of Independent Auditors



  99.17(b)          Form of Proxy Ballot

  99.17(c) Prospectus and Statement of Additional Information for the U.S. Treasury Allocation Fund and Bond Index Fund, dated July 1, 1999.